                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 July 18, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           NATIONAL CITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-10074                34-1111088
----------------------------     ------------------------      -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




1900 East Ninth Street, Cleveland, Ohio                            44114
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)


                                 (216) 222-2000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

On July 18, 2002, the Registrant issued a news release announcing its financial results for the three and six month periods ended June 30, 2002. This news release, dated July 18, 2002, is attached as Annex A to this Item 9.

On July 18, 2002, the Registrant also included on its Web site at www.nationalcity.com the Quarterly Financial Supplement, which is attached as Annex B to this Item 9.

Annexes A and B are incorporated herein by reference and have been furnished, not filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     National City Corporation
                                     ------------------------------------
                                              (Registrant)


Dated: July 18, 2002                 By /s/ David L. Zoeller
                                        ----------------------------------
                                        David L. Zoeller
                                        Executive Vice President and General
                                        Counsel

                                                                         Annex A

                           [National City Letterhead]


                                                                    NEWS RELEASE

FOR MORE INFORMATION CONTACT:

    Derek Green                                                       Mike Bares
    Investor Relations                                           Media Relations
    (216) 222-9849                                                (216) 222-9514


    www.nationalcity.com                       FOR IMMEDIATE RELEASE


                  NATIONAL CITY REPORTS SECOND QUARTER EARNINGS

     -    NET INCOME OF $393 MILLION; EARNINGS PER SHARE OF $.63

     -    NET INTEREST INCOME OF $970 MILLION, UP 16%

     -    TOTAL REVENUE OF $1.7 BILLION, UP 14%

     -    CONTINUED PROGRESS ON CUSTOMER ATTRACTION AND RETENTION INITIATIVES

     -    PRUDENT MANAGEMENT OF CREDIT ISSUES

     CLEVELAND, July 18, 2002--National City Corporation (NYSE: NCC) today reported second quarter 2002 net income of $392.8 million, or $.63 per diluted share, up from $349.5 million, or $.57 per diluted share in the second quarter of 2001. Returns on average common equity and assets were 20.0% and 1.61%, respectively.

     For the six months ended June 30, 2002, net income was $838.9 million, or $1.36 per diluted share, up from $684.9 million, or $1.12 per diluted share for the corresponding period in 2001. Returns on average common equity and assets were 22.0% and 1.69%, respectively.

CHAIRMAN'S COMMENTS

     Chairman and CEO David A. Daberko commented, "We are pleased with the second quarter and first half performance. The growth in revenue and net income over 2001 was especially


                                     (more)
gratifying in light of the sluggish economy and challenging environment for some of our businesses. Consumer and mortgage-related loan originations continued to be strong, helping to offset cyclical weakness in corporate loan demand. Most importantly, new account acquisition and retention, evidenced by strong core deposit growth, remained on a solid and sustainable trend."

     Daberko added, "As was the case last quarter, mortgage banking revenue and profits more than offset relatively weak corporate banking results. We continue to identify and address troubled leveraged commercial credits and other problem loans, but we believe nonperforming assets are at or near their peak. Loan losses were down from first quarter levels and are expected to decline further in the second half of this year, while at the same time, the pace of mortgage banking activity seen in the first half should decline. Taking these factors into account, we are comfortable with the recent First Call consensus estimate for full-year 2002 net income of $2.55 per share. The major variables likely to affect near-term performance are credit quality and general economic conditions."

NET INTEREST INCOME AND MARGIN

     Tax-equivalent net interest income was $970.4 million for the second quarter, up 16% from 2001's second quarter, and net interest margin was 4.42%, versus 3.98% in 2001. For the first half, net interest income was $2.0 billion, up 22% from the prior year, and net interest margin was 4.39%, versus 3.95% in 2001. The margin improvement in 2002 resulted from a more favorable asset mix and lower funding costs, aided by strong core deposit growth. The wider margin, coupled with earning asset growth driven mainly by strong mortgage volumes, led to the increase in net interest income over the corresponding periods in 2001.

DEPOSIT AND LOAN GROWTH

     Average core deposits were up 6% in the second quarter over the prior year, and up 2% from the first quarter, continuing a sequential quarterly growth trend that began in the fourth quarter of 2000. Customer account acquisition, satisfaction indicators, and service quality measurements

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
                                      -3-


continued to trend favorably. Commercial loan activity remained sluggish, but consumer loan volumes, particularly mortgage and home equity, were relatively strong.

FEES AND OTHER INCOME

     Fees and other income for the second quarter of 2002 were $729.3 million, up 7% from the second quarter of 2001. For the first six months of 2002, fees and other income were $1.4 billion, up 11% from 2001. The predominant factor behind the growth in 2002 was mortgage banking revenue, which reached record levels in both the second quarter and first half. The strong mortgage banking revenue reflected heavy origination volume, gains on sales of loans into the secondary market, and successfully executed hedging strategies to protect the value of servicing assets. Residential mortgage loan originations, both conforming and nonconforming, were $16.0 billion for the 2002 second quarter, compared to $16.4 billion last quarter and $15.5 billion in the second quarter of 2001. For the first half, originations were $32.4 billion, compared to $25.4 billion for the same period in 2001.

     Significant items affecting comparability between periods included: an $88.8 million gain on the sale of a preferred stock interest in a former asset management subsidiary, realized in the second quarter of 2001; securitization gains of $50.1 million and $20.6 million recorded in the first quarters of 2002 and 2001, respectively; and a $10.3 million gain on the sale of student loans in the second quarter of 2002.

SECURITIES AND BANK STOCK INVESTMENT GAINS

     The Corporation continued to realize gains from its bank stock investments. In the second quarter of 2002, bank stock gains, included in securities gains, totaled $41.6 million, compared to $17.4 million in the second quarter a year ago. In the first half, bank stock gains were $90.1 million, compared to $102.3 million in the year-earlier period. Net unrealized losses in the bank stock fund portfolio were $2.0 million at June 30, 2002.

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
                                      -4-


NONINTEREST EXPENSE

     Noninterest expense was $973.9 million for the second quarter, compared to $840.1 million for the second quarter of 2001. For the first six months, noninterest expense was $1.8 billion, compared to $1.6 billion for the same period in 2001. In general, 2002 noninterest expense reflects higher personnel, processing, and operational costs associated with business volumes and various brand development, technology, and service quality initiatives.

     Significant items affecting comparability between periods included: a $52.8 million charge in the second quarter of 2002 arising from the donation of appreciated investment securities to the Corporation's charitable foundation; charges to reduce the estimated value of automobile lease residuals in the amounts of $37.7 million and $18.1 million for the second quarter of 2002 and 2001, respectively, and $50.9 million and $51.6 million, respectively, for the first half of 2002 and 2001; and charges totaling $22.4 million in the second quarter of 2002 to reflect estimated impairment in various other assets. In addition, the adoption of a new accounting standard for goodwill and intangible asset amortization at the beginning of 2002 reduced noninterest expense by $16.3 million and $32.6 million for the second quarter and first half, respectively, as compared to 2001, with a resulting benefit to earnings per share of approximately $.05 for the first half of 2002.

CREDIT QUALITY

     Net charge-offs equaled .80% of average portfolio loans in the second quarter of 2002 and .94% in the first half. As anticipated, losses moderated during the second quarter and are expected to decline further in the second half. At June 30, 2002, the allowance for loan losses stood at $1.0 billion, or 1.50% of loans, compared to $997.3 million, or 1.47% of loans at December 31, 2001, and $989.9 million, or 1.46% of loans a year earlier. At June 30, 2002, nonperforming assets were $793.2 million, compared to $658.3 million at December 31, 2001 and $508.7 million at

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
                                      -5-


June 30, 2001. As a percentage of period-end loans and other real estate, nonperforming assets were 1.15% at June 30, 2002, compared to .97% at December 31, 2001 and .75% a year ago.

BALANCE SHEET

     At June 30, 2002, total assets were $99.1 billion, and total stockholders' equity was $7.9 billion. Equity as a percentage of assets was 8.02%, and tangible common equity as a percentage of tangible assets was 6.93%. Total deposits were $57.3 billion, including core deposits of $51.8 billion.

     Mr. Daberko's remarks, as well as other portions of this news release, contain forward-looking statements that involve significant risks and uncertainties, including changes in general economic and financial market conditions, unforeseen credit problems, the Corporation's ability to execute its business plans, and other factors as described in National City's periodic filings with the Securities and Exchange Commission. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

     Mr. Daberko, along with Jeffrey D. Kelly, Chief Financial Officer, and Robert J. Ondercik, Chief Credit Officer, will host a conference call today at 11:00 a.m. (EDT) to discuss the second quarter earnings results and outlook. Interested parties may access the conference call by dialing 1-800-230-1766. The conference call and supplemental materials will also be accessible via the Company's Web site, www.nationalcity.com. The call will be open to the public with both media and individual investors invited to participate in a listen-only mode. Participants are asked to call in 15 minutes prior to the call in order to register for the event.

     A replay of the conference call will be available today at 4:15 p.m. (EDT), until midnight on July 23, 2002. The recording will be accessible via the Corporation's Web site and by telephone at 1-800-475-6701 or international 1-320-365-3844. The confirmation code is 605326 and will be required for access to the replay.

                                     (more)

     National City Corporation, headquartered in Cleveland, Ohio, is one of the nation's largest financial holding companies. The company operates through an extensive distribution network in Ohio, Michigan, Pennsylvania, Indiana, Kentucky, and Illinois and also serves customers in selected markets nationally. Its primary businesses include commercial and retail banking, consumer finance, asset management, mortgage financing and servicing, and payment processing.








                                     (more)

                                    UNAUDITED

                            National City Corporation
                              Financial Highlights
                 (Dollars in Millions, Except Per Share Amounts)

                                                                                                              Six Months Ended
                                       2002                                     2001                              June 30,
                               -------------------    2Q02/     ----------------------------   2Q02/   ----------------------------
                                Second     First      1Q02       Fourth     Third    Second    2Q01
                                Quarter   Quarter    Change      Quarter   Quarter   Quarter  Change     2002      2001     Change
                               --------- ---------  --------    --------   -------   -------  -------  --------  --------   ------
EARNINGS:
Tax-equivalent net interest
  income                        $970.4   $1,005.3     (3.5)%     $952.7    $905.3    $835.0    16.2 %  $1,975.7  $1,614.2   22.4 %
Provision for loan losses        165.5      188.6    (12.3)       209.0     160.0     152.9     8.2       354.1     236.3   49.9
Fees and other income            729.3      690.9      5.6        655.3     597.2     682.0     6.9     1,420.2   1,280.5   10.9
Securities gains, net             44.0       53.5    (17.7)        18.5      21.2      17.0   160.0        97.5     105.1   (7.1)
Noninterest expense              973.9      874.9     11.3        884.3     815.5     840.1    15.9     1,848.8   1,645.1   12.4
Income tax expense and tax-
  equivalent adjustment          211.5      240.1    (11.9)       186.6     191.6     191.5    10.6       451.6     433.5    4.2
Net income                       392.8      446.1    (12.0)       346.6     356.6     349.5    12.4       838.9     684.9   22.5

PER COMMON SHARE:
  Net income
      Basic                       $.65       $.73    (11.0)%       $.57      $.59      $.58    12.1 %     $1.38     $1.14   21.1 %
      Diluted                      .63        .73    (13.7)         .57       .58       .57    10.5        1.36      1.12   21.4
  Dividends paid                  .295       .295        -         .295      .295      .285     3.5         .59       .57    3.5
  Book value                     13.02      12.61      3.3        12.15     11.87     11.52    13.0
  Market value (close)           33.25      30.76      8.1        29.24     29.95     30.78     8.0
  Average shares
      Basic                      609.3      607.8       .3        606.9     605.0     601.5     1.3       608.6     601.2    1.2
      Diluted                    616.8      614.0       .4        613.0     613.8     610.8     1.0       615.4     610.4     .8

PERFORMANCE RATIOS:
Return on average
  common equity                  19.98 %    24.03 %   (405)bps    18.76 %   19.95 %   20.47 %   (49)bps   21.95 %   20.50 %  145 bps
Return on average assets          1.61       1.77      (16)        1.40      1.50      1.52       9        1.69      1.54     15
Net interest margin               4.42       4.36        6         4.25      4.20      3.98      44        4.39      3.95     44
Efficiency ratio                 57.30      51.58      572        55.00     54.27     55.38     192       54.44     56.83   (239)

AT PERIOD END:
Assets                         $99,131   $100,078      (.9)%   $105,817   $96,180   $94,440     5.0 %
Loans                           68,674     68,089       .9       68,041    69,279    68,004     1.0
Loans held for sale
  or securitization              9,827     12,296    (20.1)      16,831     8,769     8,413    16.8
Securities (at fair value)       8,800      9,036     (2.6)       9,859     8,539     8,758      .5
Core deposits                   51,763     50,196      3.1       51,895    48,447    48,107     7.6
Purchased deposits and funding  36,528     39,492     (7.5)      43,723    38,589    37,643    (3.0)
Stockholders' equity             7,948      7,672      3.6        7,381     7,202     6,980    13.9
Common shares outstanding        610.5      608.4       .3        607.4     606.0     603.1     1.2

CAPITAL RATIOS:
Tier 1 capital (a)                7.94 %     7.66 %     28 bps     6.99 %    7.26 %    7.06 %    88 bps
Total risk-based capital (a)     12.25      12.09       16        11.31     11.27     11.17     108
Leverage (a)                      7.05       6.49       56         6.45      6.55      6.46      59
Equity to assets                  8.02       7.67       35         6.98      7.49      7.39      63
Tangible common equity to
  tangible assets                 6.93       6.58       35         5.94      6.32      6.16      77

CREDIT QUALITY RATIOS:
Net charge-offs to average
  loans (annualized)               .80 %     1.08 %    (28)bps      .85 %     .81 %     .55 %    25 bps     .94 %      .53 %  41 bps
Allowance for loan losses as a
  percentage of period-end loans  1.50       1.47        3         1.47      1.46      1.46       4
Nonperforming assets to
  period-end loans and OREO       1.15       1.05       10          .97       .94       .75      40


====================================================================================================================================


SFAS 142 PRO FORMA
  INFORMATION: (b)
Goodwill amortization
   Pretax                       $    -     $    -                $ 16.5    $ 16.6    $ 16.3            $      -   $   32.6
   After tax                         -          -                  14.1      14.2      14.0                   -       28.0
Noninterest expense - adjusted   973.9      874.9                 867.8     798.9     823.8             1,848.8    1,612.5
Net income - adjusted            392.8      446.1                 360.7     370.8     363.5               838.9      712.9
Diluted net income per common
   share - adjusted                .63        .73                   .59       .60       .60                1.36       1.17
Pro forma increase to diluted
   net income per common share       -          -                   .02       .02       .03                   -        .05


(a) Second quarter 2002 regulatory capital ratios are based on preliminary data.
(b) On January 1, 2002, the Corporation adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, which requires goodwill to no longer be ratably amortized into the income statement. This pro forma information is presented for comparative purposes only.

                                    UNAUDITED

                            National City Corporation
                        Consolidated Statements of Income
                (Dollars in Thousands, Except Per Share Amounts)

                                                                                                                Six Months Ended
                                                    2002                            2001                            June 30,
                                         ----------------------- ---------------------------------------  -------------------------
                                            Second       First      Fourth         Third       Second
                                            Quarter     Quarter     Quarter       Quarter      Quarter        2002         2001
                                         ----------- ----------- ------------  ------------ ------------  ------------ ------------
Interest Income:
 Loans                                    $1,284,830  $1,351,519  $1,393,435    $1,481,124   $1,482,738    $2,636,349   $2,989,226
 Securities:
  Taxable                                    123,968     124,984      96,563       102,804      111,731       248,952      233,748
  Exempt from Federal income taxes             9,143       9,291       9,580         9,786       10,115        18,434       20,434
  Dividends                                    8,330       8,507       9,674        11,651       12,730        16,837       23,876
 Federal funds sold and security
   resale agreements                             474         518         665         1,188          848           992        2,464
 Other investments                             9,171       8,807       5,096         7,677        7,536        17,978       15,761
                                         ----------- ----------- ------------  ------------ ------------  ------------ ------------
   Total interest income                   1,435,916   1,503,626   1,515,013     1,614,230    1,625,698     2,939,542    3,285,509

Interest Expense:
 Deposits                                    287,481     301,244     352,666       435,247      483,760       588,725      989,818
 Federal funds borrowed and
   security repurchase agreements             32,241      41,929      47,180        73,710       86,538        74,170      176,484
 Borrowed funds                                4,969      13,256      10,753        11,834       14,133        18,225       41,400
 Long-term debt and capital securities       148,588     149,680     160,067       196,899      214,597       298,268      479,845
                                         ----------- ----------- ------------  ------------ ------------  ------------ ------------
   Total interest expense                    473,279     506,109     570,666       717,690      799,028       979,388    1,687,547
                                         ----------- ----------- ------------  ------------ ------------  ------------ ------------

   Net interest income                       962,637     997,517     944,347       896,540      826,670     1,960,154    1,597,962
 Provision for loan losses                   165,476     188,640     209,000       160,000      152,923       354,116      236,295
                                         ----------- ----------- ------------  ------------ ------------  ------------ ------------
   Net interest income after
    provision for loan losses                797,161     808,877     735,347       736,540      673,747     1,606,038    1,361,667

Noninterest Income:
 Mortgage banking revenue                    247,475     195,217     160,176       125,786      114,924       442,692      239,350
 Deposit service charges                     125,763     118,787     122,718       117,336      117,466       244,550      229,272
 Payment processing revenue                  111,707     108,841     122,169       120,293      115,724       220,548      222,165
 Trust and investment management fees         85,136      77,575      72,542        79,410       86,023       162,711      167,873
 Card-related fees                            31,873      32,136      43,603        42,610       38,569        64,009       83,240
 Brokerage income                             30,762      27,067      28,056        22,367       23,657        57,829       47,082
 Other                                        96,575     131,238     106,010        89,490      185,552       227,813      291,473
                                         ----------- ----------- ------------  ------------ ------------  ------------ ------------
   Total fees and other income               729,291     690,861     655,274       597,292      681,915     1,420,152    1,280,455
 Securities gains, net                        44,033      53,532      18,543        21,193       16,936        97,565      105,066
                                         ----------- ----------- ------------  ------------ ------------  ------------ ------------
   Total noninterest income                  773,324     744,393     673,817       618,485      698,851     1,517,717    1,385,521

Noninterest Expense:
 Salaries, benefits, and other personnel     445,393     444,328     448,945       418,138      432,833       889,721      843,226
 Equipment                                    61,325      62,299      64,658        53,549       60,747       123,624      120,749
 Net occupancy                                55,334      54,824      53,567        52,190       53,544       110,158      107,023
 Third-party services                         59,668      53,585      60,327        49,871       49,963       113,253       93,564
 Card processing                              52,112      53,816      57,506        50,295       47,652       105,928       91,127
 Marketing and public relations               75,447      26,149       7,170        23,620       24,013       101,596       40,558
 Other                                       224,643     179,888     192,142       167,799      171,350       404,531      348,852
                                         ----------- ----------- ------------  ------------ ------------  ------------ ------------
   Total noninterest expense                 973,922     874,889     884,315       815,462      840,102     1,848,811    1,645,099
                                         ----------- ----------- -------------------------- ------------  ------------ ------------

Income before income tax expense             596,563     678,381     524,849       539,563      532,496     1,274,944    1,102,089
Income tax expense                           203,781     232,250     178,264       182,945      182,994       436,031      417,184
                                         ----------- ----------- ------------  ------------ ------------  ------------ ------------
   Net income                              $ 392,782   $ 446,131   $ 346,585     $ 356,618    $ 349,502     $ 838,913    $ 684,905
                                         =========== =========== ============  ============ ============  ============ ============


Net Income Per Common Share:
   Basic                                        $.65        $.73        $.57          $.59         $.58         $1.38        $1.14
   Diluted                                       .63         .73         .57           .58          .57          1.36         1.12

Average Common Shares:
   Basic                                 609,336,050 607,815,387 606,939,772   605,005,257  601,528,522   608,579,919  601,210,492
   Diluted                               616,793,457 614,041,768 612,984,102   613,829,266  610,782,001   615,425,214  610,442,768

                                    UNAUDITED

                            National City Corporation
                     Consolidated Period-End Balance Sheets
                             (Dollars in Thousands)

                                                                    2002                                     2001
                                                    ---------------------------------  ---------------------------------------------
                                                             Second            First          Fourth          Third          Second
Assets                                                      Quarter          Quarter         Quarter        Quarter         Quarter
                                                    ---------------- ----------------  -------------- --------------  --------------
  Loans:
    Commercial                                          $25,448,978      $25,733,598     $26,752,115    $27,614,020     $27,693,335
    Real estate - commercial                              7,978,960        7,868,692       7,281,268      6,942,914       6,734,448
    Real estate - residential                            15,454,101       15,215,099      14,763,546     14,570,015      13,818,303
    Consumer                                             10,912,771       11,220,717      11,548,785     12,468,019      12,417,440
    Credit card                                           1,870,138        1,731,075       1,867,053      2,200,004       2,195,596
    Home equity                                           7,009,400        6,320,135       5,827,879      5,483,648       5,144,385
                                                    ---------------- ----------------  -------------- --------------  --------------
      Total loans                                        68,674,348       68,089,316      68,040,646     69,278,620      68,003,507
    Allowance for loan losses                            (1,030,487)      (1,000,043)       (997,331)    (1,008,390)       (989,936)
                                                    ---------------- ----------------  -------------- --------------  --------------
      Net loans                                          67,643,861       67,089,273      67,043,315     68,270,230      67,013,571
  Loans held for sale or securitization:
    Commercial                                                    -                -          50,959        165,909               -
    Mortgage                                              9,826,569       12,296,059      15,553,297      8,602,615       8,412,730
    Automobile                                                    -                -         824,434              -               -
    Credit card                                                   -                -         402,305              -               -
                                                    ---------------- ----------------  -------------- --------------  --------------
      Total loans held for sale or securitization         9,826,569       12,296,059      16,830,995      8,768,524       8,412,730
  Securities available for sale, at fair value            8,800,004        9,036,019       9,858,868      8,538,644       8,758,250
  Federal funds sold and security resale
    agreements                                               86,285           67,994         171,498         71,170         103,320
  Other investments                                         728,936          744,981         432,861        391,011         541,043
  Cash and demand balances due from banks                 3,367,210        2,859,394       4,403,962      3,701,290       3,468,695
  Properties and equipment                                1,042,933        1,059,445       1,084,106      1,070,554       1,070,186
  Goodwill and other intangible assets                    1,158,781        1,162,200       1,167,397      1,186,531       1,207,098
  Mortgage servicing assets                               1,068,400        1,363,860       1,135,704        817,592       1,007,365
  Accrued income and other assets                         5,407,803        4,398,459       3,687,994      3,364,328       2,857,495
                                                    ---------------- ----------------  -------------- --------------  --------------
      Total Assets                                      $99,130,782     $100,077,684    $105,816,700    $96,179,874     $94,439,753
                                                    ================ ================  ============== ==============  ==============

Liabilities
  Deposits:
    Noninterest bearing                                 $13,674,346      $12,600,160     $14,823,277    $11,928,824     $11,988,114
    NOW and money market accounts                        20,239,550       19,786,170      19,501,137     18,792,722      18,101,899
    Savings accounts                                      2,596,261        2,629,316       2,608,565      2,624,591       2,703,807
    Consumer time                                        15,253,091       15,180,008      14,962,150     15,101,268      15,312,780
                                                    ---------------- ----------------  -------------- --------------  --------------
      Core deposits                                      51,763,248       50,195,654      51,895,129     48,447,405      48,106,600
    Other                                                 3,239,652        3,837,062       5,332,874      6,111,936       6,021,327
    Foreign                                               2,311,938        4,268,676       5,901,929      5,570,199       3,890,538
                                                    ---------------- ----------------  -------------- --------------  --------------
      Total deposits                                     57,314,838       58,301,392      63,129,932     60,129,540      58,018,465
  Federal funds borrowed and security
      repurchase agreements                               5,212,463       10,586,323       6,593,388      8,688,276       7,751,145
  Borrowed funds                                          6,659,291        1,109,360       8,578,742      1,535,772       3,485,872
  Long-term debt                                         18,924,451       19,510,454      17,136,232     16,502,817      16,313,685
  Corporation-obligated mandatorily redeemable
     capital securities of subsidiary trusts holding
     solely debentures of the Corporation                   180,000          180,000         180,000        180,000         180,000
  Accrued expenses and other liabilities                  2,891,954        2,717,944       2,817,183      1,941,380       1,710,683
                                                    ---------------- ----------------  -------------- --------------  --------------
      Total Liabilities                                  91,182,997       92,405,473      98,435,477     88,977,785      87,459,850
Stockholders' Equity
  Preferred stock                                               698              698             698          7,578          29,502
  Common stock                                            2,441,917        2,433,582       2,429,419      2,424,022       2,412,374
  Capital surplus                                           964,599          930,865         908,780        901,528         865,022
  Retained earnings                                       4,450,145        4,236,947       3,970,049      3,802,529       3,624,463
  Accumulated other comprehensive income                     90,426           70,119          72,277         66,432          48,542
                                                    ---------------- ----------------  -------------- --------------  --------------
    Total Stockholders' Equity                            7,947,785        7,672,211       7,381,223      7,202,089       6,979,903
                                                    ---------------- ----------------  -------------- --------------  --------------
    Total Liabilities and Stockholders' Equity          $99,130,782     $100,077,684    $105,816,700    $96,179,874     $94,439,753
                                                    ================ ================  ============== ==============  ==============

Common Shares Outstanding                               610,479,248      608,395,463     607,354,729    606,005,287     603,093,286

                                    UNAUDITED

                            National City Corporation
                       Consolidated Average Balance Sheets
                              (Dollars in Millions)

                                                                                                              Six Months Ended
                                                   2002                              2001                         June 30,
                                          -----------------------  -------------------------------------   ------------------------
                                             Second        First       Fourth        Third       Second
Assets                                      Quarter      Quarter      Quarter      Quarter      Quarter           2002        2001
                                          ---------- ------------  ----------- ------------  -----------   ------------ -----------
Earning Assets:
  Loans:
    Commercial                              $25,127      $26,133      $27,060      $27,486      $27,532        $25,628     $27,272
    Real estate - commercial                  7,909        7,682        7,077        6,826        6,692          7,796       6,621
    Real estate - residential                15,161       14,932       14,722       14,274       13,484         15,047      13,509
    Consumer                                 11,244       11,336       11,958       12,375       12,286         11,289      12,231
    Credit card                               1,810        1,780        2,202        2,198        2,139          1,795       2,126
    Home equity                               6,679        6,066        5,675        5,302        5,025          6,374       4,936
                                          ---------- ------------  ----------- ------------  -----------   ------------ -----------
      Total loans                            67,930       67,929       68,694       68,461       67,158         67,929      66,695
  Loans held for sale or securitization:
    Commercial                                    -            4           75            2            -              2           -
    Mortgage                                 10,343       13,862       11,353        8,778        7,453         12,093       5,474
    Automobile                                    -        1,007          476            -            -            501           -
    Credit card                                   -          142            4            -            -             70          65
                                          ---------- ------------  ----------- ------------  -----------   ------------ -----------
      Total loans held for sale or
        securitization                       10,343       15,015       11,908        8,780        7,453         12,666       5,539
  Securities available for sale, at cost      8,660        8,834        8,322        8,276        8,768          8,745       9,127
  Federal funds sold and security
      resale agreements                          93           95          118          130           81             90          96
  Other investments                             771          705          306          450          561            743         446
                                          ---------- ------------  ----------- ------------  -----------   ------------ -----------
      Total earning assets                   87,797       92,578       89,348       86,097       84,021         90,173      81,903
Allowance for loan losses                    (1,000)      (1,021)      (1,001)      (1,004)        (942)        (1,011)       (946)
Fair value appreciation
  of securities available for sale              208          188          229          202          111            200         117
Cash and demand balances due
   from banks                                 2,855        2,937        3,200        3,041        3,086          2,896       3,043
Properties and equipment                      1,061        1,085        1,083        1,074        1,071          1,073       1,075
Goodwill and other intangible assets          1,157        1,164        1,174        1,188        1,181          1,161       1,185
Mortgage servicing assets                     1,224        1,225        1,012          895          882          1,224         861
Accrued income and other assets               4,619        3,952        3,383        2,840        2,526          4,287       2,548
                                          ---------- ------------  ----------- ------------  -----------   ------------ -----------
    Total Assets                            $97,921     $102,108      $98,428      $94,333      $91,936       $100,003     $89,786
                                          ========== ============  =========== ============  ===========   ============ ===========

Liabilities
Deposits:
  Noninterest bearing                       $12,760      $12,366      $12,526      $11,611      $11,550        $12,564     $11,167
  NOW and money market accounts              20,119       19,411       18,840       18,378       17,963         19,766      17,621
  Savings accounts                            2,622        2,594        2,602        2,664        2,753          2,608       2,794
  Consumer time                              15,209       15,119       14,902       15,259       15,459         15,165      15,591
                                          ---------- ------------  ----------- ------------  -----------   ------------ -----------
    Core deposits                            50,710       49,490       48,870       47,912       47,725         50,103      47,173
  Other                                       3,462        4,529        6,109        6,004        6,107          3,993       5,543
  Foreign                                     5,372        6,792        5,757        4,847        4,241          6,078       3,320
                                          ---------- ------------  ----------- ------------  -----------   ------------ -----------
    Total deposits                           59,544       60,811       60,736       58,763       58,073         60,174      56,036
Federal funds borrowed and security
   repurchase agreements                      7,298        9,402        9,039        9,218        8,801          8,344       7,909
Borrowed funds                                1,201        3,480        2,581        1,315        1,282          2,334       1,543
Long-term debt and capital securities        19,432       18,615       16,721       16,475       15,612         19,026      16,229
Accrued expenses and other
  liabilities                                 2,560        2,271        2,018        1,456        1,300          2,416       1,309
                                          ---------- ------------  ----------- ------------  -----------   ------------ -----------
    Total Liabilities                        90,035       94,579       91,095       87,227       85,068         92,294      83,026
Stockholders' Equity
  Preferred                                       1            1            3           15           30              1          30
  Common                                      7,885        7,528        7,330        7,091        6,838          7,708       6,730
                                          ---------- ------------  ----------- ------------  -----------   ------------ -----------
    Total Stockholders' Equity                7,886        7,529        7,333        7,106        6,868          7,709       6,760
                                          ---------- ------------  ----------- ------------  -----------   ------------ -----------
    Total Liabilities and Stockholders'
      Equity                                $97,921     $102,108      $98,428      $94,333      $91,936       $100,003     $89,786
                                          ========== ============  =========== ============  ===========   ============ ===========

                                    UNAUDITED

                            National City Corporation
              Average Balances and Rates on a Tax Equivalent Basis
                       For the Three Months Ended June 30
                              (Dollars in Millions)

                                                           2002                                       2001
                                        ----------------------------------------   -----------------------------------------
                                                              Tax                                         Tax
                                            Average    Equivalent       Average        Average     Equivalent       Average
Assets                                      Balance      Interest          Rate        Balance       Interest          Rate
                                        ------------  ------------  ------------   ------------  ------------- -------------
Earning Assets:
  Loans (a):
    Commercial                              $25,127        $309.5          4.94 %      $27,532         $502.9          7.32 %
    Real estate  - commercial                 7,909         134.2          6.81          6,692          136.4          8.18
    Real estate  - residential               25,504         481.0          7.54         20,937          411.2          7.86
    Consumer                                 11,244         235.6          8.40         12,286          269.0          8.78
    Credit card                               1,810          43.5          9.64          2,139           65.1         12.21
    Home equity                               6,679          84.2          5.04          5,025          101.0          8.04
                                        ------------  ------------  ------------   ------------  ------------- -------------
      Total loans                            78,273       1,288.0          6.59         74,611        1,485.6          7.98
  Securities:
    Taxable                                   7,981         132.3          6.63          8,024          124.9          6.23
    Tax-exempt                                  679          13.8          8.15            744           15.1          8.13
                                        ------------  ------------  ------------   ------------  ------------- -------------
      Total securities                        8,660         146.1          6.75          8,768          140.0          6.39
  Federal funds sold, security resale
    agreements and other investments            864           9.6          4.48            642            8.4          5.24
                                        ------------  -----------   ------------   ------------  ------------- -------------
      Total earning assets                   87,797       1,443.7          6.59         84,021        1,634.0          7.79
Allowance for loan losses                    (1,000)                                      (942)
Fair value appreciation of securities
  available for sale                            208                                        111
Nonearning assets                            10,916                                      8,746
                                        ------------                               ------------
    Total Assets                            $97,921                                    $91,936
                                        ============                               ============

Liabilities and Stockholders' Equity
Interest bearing liabilities:
  NOW and money market accounts             $20,119         $74.2          1.48 %      $17,963         $137.3          3.06 %
  Savings accounts                            2,622           5.6           .85          2,753            9.6          1.41
  Consumer time deposits                     15,209         166.1          4.38         15,459          221.0          5.74
  Other deposits                              3,462          16.1          1.86          6,107           71.3          4.68
  Foreign deposits                            5,372          25.5          1.91          4,241           44.5          4.21
  Federal funds borrowed                      4,092          23.7          2.32          5,012           56.3          4.50
  Security repurchase agreements              3,206           8.5          1.07          3,789           30.3          3.21
  Borrowed funds                              1,201           5.0          1.66          1,282           14.1          4.43
  Long-term debt and capital securities      19,432         148.6          3.07         15,612          214.6          5.51
                                        ------------  ------------  ------------   ------------  ------------- -------------
    Total interest bearing liabilities       74,715         473.3          2.54         72,218          799.0          4.44
                                                      ------------  ------------                 ------------- -------------
Noninterest bearing deposits                 12,760                                     11,550
Accrued expenses and other liabilities        2,560                                      1,300
                                        ------------                               ------------
    Total Liabilities                        90,035                                     85,068
Total Stockholders' Equity                    7,886                                      6,868
    Total Liabilities and Stockholders'
                                        ------------                               ------------
       Equity                               $97,921                                    $91,936
                                        ============                               ============

Net interest income and interest
  spread                                                   $970.4          4.05 %                      $835.0          3.35 %
                                                      ============  ============                 ============= =============

Net interest margin                                                        4.42 %                                      3.98 %
                                                                    ============                               =============


(a)  Includes loans held for sale or securitization

                                    UNAUDITED

                            National City Corporation
              Average Balances and Rates on a Tax Equivalent Basis
                        For the Six Months Ended June 30
                              (Dollars in Millions)

                                                                  2002                                      2001
                                                ---------------------------------------   ---------------------------------------
                                                                     Tax                                        Tax
                                                    Average   Equivalent       Average         Average   Equivalent      Average
Assets                                              Balance     Interest          Rate         Balance     Interest         Rate
                                                ------------  -----------  ------------   -------------  -----------  -----------
Earning Assets:
  Loans (a):
    Commercial                                      $25,630       $626.9          4.93 %       $27,272     $1,065.4         7.87 %
    Real estate  - commercial                         7,796        264.9          6.85           6,621        274.9         8.37
    Real estate  - residential                       27,140      1,006.3          7.42          18,983        764.9         8.06
    Consumer                                         11,790        493.9          8.45          12,231        533.9         8.80
    Credit card                                       1,865         89.5          9.67           2,191        140.5        12.93
    Home equity                                       6,374        160.9          5.05           4,936        214.9         8.71
                                                ------------  -----------  ------------   -------------  -----------  -----------
      Total loans                                    80,595      2,642.4          6.59          72,234      2,994.5         8.34
  Securities:
    Taxable                                           8,061        265.8          6.60           8,375        258.5         6.18
    Tax-exempt                                          684         27.9          8.15             752         30.5         8.10
                                                ------------  -----------  ------------   -------------  -----------  -----------
      Total securities                                8,745        293.7          6.72           9,127        289.0         6.34
  Federal funds sold, security resale
    agreements and other investments                    833         19.0          4.60             542         18.2         6.78
                                                ------------  -----------  ------------   -------------  ----------   -----------
      Total earning assets                           90,173      2,955.1          6.58          81,903      3,301.7         8.10
Allowance for loan losses                            (1,011)                                      (946)
Fair value appreciation of securities
  available for sale                                    200                                        117
Nonearning assets                                    10,641                                      8,712
                                                ------------                              -------------
    Total Assets                                   $100,003                                    $89,786
                                                ============                              =============

Liabilities and Stockholders' Equity
Interest bearing liabilities:
  NOW and money market accounts                     $19,766       $146.2          1.49 %       $17,621       $298.2         3.41 %
  Savings accounts                                    2,608         11.3           .88           2,794         20.3         1.47
  Consumer time deposits                             15,165        337.3          4.49          15,591        451.8         5.84
  Other deposits                                      3,993         36.9          1.87           5,543        143.0         5.20
  Foreign deposits                                    6,078         57.0          1.89           3,320         76.5         4.65
  Federal funds borrowed                              5,021         56.6          2.27           4,101        103.5         5.09
  Security repurchase agreements                      3,323         17.6          1.07           3,808         73.0         3.87
  Borrowed funds                                      2,334         18.2          1.58           1,543         41.4         5.41
  Long-term debt and capital securities              19,026        298.3          3.15          16,229        479.8         5.95
                                                ------------  -----------  ------------   -------------  -----------  -----------
    Total interest bearing liabilities               77,314        979.4          2.55          70,550      1,687.5         4.82
                                                              -----------  ------------                  -----------  -----------
Noninterest bearing deposits                         12,564                                     11,167
Accrued expenses and other liabilities                2,416                                      1,309
                                                ------------                              -------------
    Total Liabilities                                92,294                                     83,026
Total Stockholders' Equity                            7,709                                      6,760
    Total Liabilities and Stockholders'
                                                ------------                              -------------
       Equity                                      $100,003                                    $89,786
                                                ============                              =============

Net interest income and interest
  spread                                                        $1,975.7          4.03 %                   $1,614.2         3.28 %
                                                              ===========  ============                  ===========  ===========

Net interest margin                                                               4.39 %                                    3.95 %
                                                                           ============                               ===========


(a)  Includes loans held for sale or securitization

                                    UNAUDITED

                            National City Corporation
                           Credit Quality Information


                                                                                                               Six Months Ended
                                               2002                        2001                                     June 30,
                                    ------------------------  -----------------------------------------  --------------------------
                                        Second        First         Fourth          Third       Second
(Dollars in Thousands)                 Quarter      Quarter        Quarter        Quarter      Quarter           2002         2001
                                    -----------  -----------  -------------  -------------  -----------  -------------  -----------
Allowance for Loan Losses:
Balance at beginning
  of period                         $1,000,043     $997,331     $1,008,390       $989,936     $929,679       $997,331     $928,592
Provision                              165,476      188,640        209,000        160,000      152,923        354,116      236,295
Allowance related to loans
  acquired (sold or securitized)             -       (4,477)       (72,505)        (2,372)           -         (4,477)         887
Charge-offs:
  Commercial                            71,963      105,956         61,036         71,822       38,226        177,919       66,940
  Real estate - commercial               8,199        2,325          3,927          6,227        2,983         10,524        5,943
  Real estate - residential             19,656       23,792         25,236         13,572       11,265         43,448       21,258
  Consumer                              38,678       54,691         60,138         50,281       42,962         93,369       88,400
  Credit card                           19,073       22,618         25,092         25,184       24,350         41,691       47,818
  Home equity                            4,791        4,741          4,968          3,794        3,170          9,532        5,285
                                    -----------  -----------  -------------  -------------  -----------  -------------  -----------
    Total charge-offs                  162,360      214,123        180,397        170,880      122,956        376,483      235,644
                                    -----------  -----------  -------------  -------------  -----------  -------------  -----------
Recoveries:
  Commercial                             4,250        7,578          3,951          3,406        4,999         11,828        9,402
  Real estate - commercial               1,060          691          2,630            589        1,309          1,751        2,605
  Real estate - residential              1,135          847            331            746          121          1,982          289
  Consumer                              18,045       19,977         21,907         16,280       18,318         38,022       36,266
  Credit card                            1,622        2,586          3,184          9,950        4,799          4,208        9,731
  Home equity                            1,216          993            840            735          744          2,209        1,513
                                    -----------  -----------  -------------  -------------  -----------  -------------  -----------
    Total recoveries                    27,328       32,672         32,843         31,706       30,290         60,000       59,806
                                    -----------  -----------  -------------  -------------  -----------  -------------  -----------
Net charge-offs                        135,032      181,451        147,554        139,174       92,666        316,483      175,838
                                    -----------  -----------  -------------  -------------  -----------  -------------  -----------
Balance at end of period            $1,030,487   $1,000,043       $997,331     $1,008,390     $989,936     $1,030,487     $989,936
                                    ===========  ===========  =============  =============  ===========  =============  ===========

(Dollars in Millions)
Nonperforming Assets:
Nonaccrual loans:
   Commercial                           $420.7       $368.3         $364.2         $354.1       $266.3
   Real estate - commercial               57.2         53.3           63.9           56.1         56.1
   Real estate - residential             225.9        228.4          165.9          176.6        134.3
                                    -----------  -----------  -------------  -------------  -----------
     Total nonperforming loans           703.8        650.0          594.0          586.8        456.7
Other real estate owned                   89.4         65.6           64.3           62.1         52.0
                                    -----------  -----------  -------------  -------------  -----------
  Total nonperforming assets            $793.2       $715.6         $658.3         $648.9       $508.7
                                    ===========  ===========  =============  =============  ===========

Percentage of nonperforming
  assets by category:
   Commercial                             53.0 %       51.5 %         55.3 %         54.6 %       52.4 %
   Real estate - commercial                7.2          7.4            9.7            8.6         11.0
   Real estate - residential              28.5         31.9           25.2           27.2         26.4
   Other real estate owned                11.3          9.2            9.8            9.6         10.2

Loans 90+ days past due
  accruing interest:
   Commercial                            $64.0        $67.9          $57.9          $70.9       $103.0
   Real estate - commercial               29.5         30.9           29.6           35.5         19.5
   Real estate - residential             385.0        381.3          396.9          380.0        307.0
   Consumer                               18.0         21.0           27.9           22.6         19.9
   Credit card                             7.4          7.8           12.4           11.1         10.2
   Home equity                            15.2         16.9           17.0           10.1          8.4
                                    -----------  -----------  -------------  -------------  -----------
    Total loans 90+ days past due       $519.1       $525.8         $541.7         $530.2       $468.0
                                    ===========  ===========  =============  =============  ===========

Credit Quality Ratios:
Net charge-offs to average
  loans (annualized)                       .80 %       1.08 %          .85 %          .81 %        .55 %          .94 %        .53 %
Allowance for loan losses as a
  percentage of period-end loans          1.50         1.47           1.47           1.46         1.46
Nonperforming assets to
  period-end loans and OREO               1.15         1.05            .97            .94          .75


                                    UNAUDITED

                            National City Corporation
                     Credit Quality Information (continued)
                             (Dollars in Thousands)



              Ten Largest Nonperforming Assets as of June 30, 2002


                                                                       Amount                As a Percentage of Total
                  Industry               Portfolio                   Outstanding              Nonperforming Assets
------------------------------  ----------------------------     --------------------      ---------------------------
Manufacturing                           Commercial                           $17,790 *                2.3%
Manufacturing                           Commercial                            16,258 *                2.1%
Cable                                   Commercial                            16,115                  2.0%
Mining                                  Commercial                            15,129 *                1.9%
Manufacturing                           Commercial                            10,328                  1.3%
Manufacturing                           Commercial                            10,219 *                1.3%
Healthcare                              Commercial                             9,459                  1.2%
Telecomm/Business Services              Commercial                             9,386                  1.2%
Manufacturing                           Commercial                             8,996 *                1.1%
Transportation                          Commercial                             8,199 *                1.0%
                                                                 --------------------      ---------------------------
                                                                            $121,879                 15.4%

Total nonperforming assets                                                  $793,165                 100.0%

Nonperforming assets as a percentage of period-end loans and other real estate                        1.15%

*  Loan represents a participation in a shared national credit

                                                                         Annex B



                                NATIONAL CITY(R)
                                  CORPORATION






                                    UNAUDITED
                         QUARTERLY FINANCIAL SUPPLEMENT


                                  JUNE 30, 2002







             Derek Green                             Holly Schreiber
            (216) 222-9849                           (216) 222-3035

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED FINANCIAL HIGHLIGHTS
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

------------------------------------------------------------------------------------------------------------------------------------

                                                 2002                        2001                              2000
                                          ----------------- ----------------------------------- ------------------------------------

                                           2nd Qtr 1st Qtr   4th Qtr  3rd Qtr  2nd Qtr  1st Qtr  4th Qtr 3rd Qtr  2nd Qtr    1st Qtr
                                          ----------------- ----------------------------------- ------------------------------------
EARNINGS
-----------------------------------------
Tax-equivalent interest income            $1,443.7 $1,511.4 $1,523.4 $1,623.0 $1,634.0 $1,667.7 $1,696.6 $1,660.4 $1,654.8 $1,588.5
Interest expense                             473.3    506.1    570.7    717.7    799.0    888.5    940.4    914.4    905.8    847.6
                                          ----------------- ----------------------------------- ------------------------------------
Tax-equivalent net interest income           970.4  1,005.3    952.7    905.3    835.0    779.2    756.2    746.0    749.0    740.9
Provision for loan losses                    165.5    188.6    209.0    160.0    152.9     83.4     81.4     70.4     68.7     66.3
                                          ----------------- ----------------------------------- ------------------------------------
Tax-equivalent NII after provision for
  loan losses                                804.9    816.7    743.7    745.3    682.1    695.8    674.8    675.6    680.3    674.6
Fees and other income                        729.3    690.9    655.3    597.2    682.0    598.5    604.8    590.9    674.3    557.4
Securities gains (losses), net                44.0     53.5     18.5     21.2     17.0     88.1     50.7     27.5    (42.8)    21.5
Noninterest expense                          973.9    874.9    884.3    815.5    840.1    805.0    854.4    785.3    785.1    759.1
                                          ----------------- ----------------------------------- ------------------------------------
Income before taxes and tax-equivalent
  adjustment                                 604.3    686.2    533.2    548.2    541.0    577.4    475.9    508.7    526.7    494.4
Income taxes                                 203.8    232.3    178.3    182.9    183.0    234.2    159.4    169.6    175.9    164.7
Tax-equivalent adjustment                      7.7      7.8      8.3      8.7      8.5      7.8      8.5      8.4      8.4      8.4
                                          ----------------- ----------------------------------- ------------------------------------
Net income                                  $392.8   $446.1   $346.6   $356.6   $349.5   $335.4   $308.0   $330.7   $342.4   $321.3
                                          ================= =================================== ====================================
Net income per common share:
    Basic                                     $.65     $.73     $.57     $.59     $.58     $.56     $.50     $.55     $.56     $.53
    Diluted                                    .63      .73      .57      .58      .57      .55      .50      .54      .56      .53
Tax-equivalent effective tax rate            35.0%    35.0%    35.0%    35.0%    35.4%    41.9%    35.3%    35.0%    35.0%    35.0%

PERFORMANCE RATIOS
-----------------------------------------
Return on average common equity             19.98%   24.03%   18.76%   19.95%   20.47%   20.52%   18.76%   21.13%   23.13%   22.45%
Return on average total equity               19.98    24.03    18.75    19.91    20.41    20.45    18.70    21.06    23.04    22.37
Return on average assets                      1.61     1.77     1.40     1.50     1.52     1.55     1.44     1.56     1.59     1.50
Net interest margin                           4.42     4.36     4.25     4.20     3.98     3.92     3.90     3.90     3.80     3.79
Efficiency ratio                             57.30    51.58    55.00    54.27    55.38    58.43    62.78    58.74    55.16    58.47

SFAS 142 PRO FORMA INFORMATION*
-----------------------------------------
Goodwill amortization:
     Pretax                                      -        -    $16.5    $16.6    $16.3    $16.3    $16.6    $16.6    $16.7    $16.7
     After tax                                   -        -     14.1     14.2     14.0     14.0     14.2     14.3     14.2     14.2
Noninterest expense - adjusted              $973.9   $874.9    867.8    798.9    823.8    788.7    837.8    768.7    768.4    742.4
Net income - adjusted                        392.8    446.1    360.7    370.8    363.5    349.4    322.2    345.0    356.6    335.5
Diluted net income per common share -
  adjusted                                     .63      .73      .59      .60      .60      .57      .52      .56      .59      .55
Pro forma increase to diluted net
  income per common share                        -        -      .02      .02      .03      .02      .02      .02      .03      .02

CREDIT QUALITY
-----------------------------------------
Net charge-offs                             $135.0   $181.4   $147.6   $139.1    $92.7    $83.2    $81.2    $70.2    $68.7    $66.2
Provision for loan losses                    165.5    188.6    209.0    160.0    152.9     83.4     81.4     70.4     68.7     66.3
Loan loss allowance                        1,030.5  1,000.0    997.3  1,008.4    989.9    929.7    928.6    945.5    970.4    970.6
Nonperforming assets                         793.2    715.6    658.3    648.9    508.7    447.1    402.3    365.3    339.3    314.1
Net charge-offs to average loans              .80%    1.08%     .85%     .81%     .55%     .51%     .50%     .45%     .44%     .44%
Loan loss allowance to period-end loans       1.50     1.47     1.47     1.46     1.46     1.39     1.42     1.49     1.58     1.57
Nonperforming assets to period-end loans
  and OREO                                    1.15     1.05      .97      .94      .75      .67      .61      .57      .55      .51

CAPITAL AND LIQUIDITY
-----------------------------------------
Average equity to assets                     8.05%    7.37%    7.45%    7.53%     7.47%   7.59%     7.68%   7.42%    6.89%    6.72%
Average equity to loans**                    11.61    11.08    10.67    10.38     10.23   10.04     10.14   10.03     9.56     9.47
Average loans to deposits**                 114.08   111.71   113.10   116.50    115.64  122.69    122.71  119.91   120.59   117.81
Common equity to assets (tangible)***         6.93     6.58     5.94     6.32      6.16    6.19      6.34    6.20     5.81     5.38


* On January 1, 2002, the Corporation adopted Sttement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, which requires goodwill to no longer be ratably amortized into the income statement. This pro forma information is presented for comparative purposes only.
**   Excludes loans held for sale or securitization
***  Period-end less intangible assets

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                  CONSOLIDATED FINANCIAL HIGHLIGHTS (CONTINUED)
                                 ($ IN MILLIONS)

-----------------------------------------------------------------------------------------------------------------------------------

                                                  2002                       2001                              2000
                                          ------------------ ----------------------------------- ----------------------------------

                                           2nd Qtr  1st Qtr   4th Qtr 3rd Qtr  2nd Qtr  1st Qtr  4th Qtr  3rd Qtr  2nd Qtr  1st Qtr
                                          ------------------ ----------------------------------- ----------------------------------
AVERAGE BALANCES
-----------------------------------------
Assets                                     $97,921 $102,108   $98,428 $94,333  $91,936  $87,611  $85,300  $84,201  $86,771  $85,951
Loans                                       67,930   67,929    68,694  68,461   67,158   66,225   64,645   62,248   62,537   61,043
Loans held for sale or securitization       10,343   15,015    11,908   8,780    7,453    3,604    2,855    3,001    2,848    2,101
Securities (at cost)                         8,660    8,834     8,322   8,276    8,768    9,491    9,543   10,786   13,064   14,600
Earning assets                              87,797   92,578    89,348  86,097   84,021   79,762   77,363   76,378   79,027   78,379
Deposits                                    59,544   60,811    60,736  58,763   58,073   53,977   52,683   51,913   51,860   51,816
Common equity                                7,885    7,528     7,330   7,091    6,838    6,620    6,524    6,216    5,946    5,748
Total equity                                 7,886    7,529     7,333   7,106    6,868    6,650    6,554    6,246    5,976    5,778


Memo:
Mortgage loans held for sale               $10,343  $13,862   $11,353  $8,778   $7,453   $3,473   $2,851   $3,001   $2,848   $2,101
Commercial loans held for sale                   -        4        75       2        -        -        -        -        -        -
Automobile loans held for
  securitization                                 -    1,007       476       -        -        -        -        -        -        -
Credit card loans held for
  securitization                                 -      142         4       -        -      131        4        -        -        -
                                          ------------------ ----------------------------------- ----------------------------------
Total loans held for sale or
  securitization                           $10,343  $15,015   $11,908  $8,780   $7,453   $3,604   $2,855   $3,001   $2,848   $2,101

ENDING BALANCES
-----------------------------------------

Assets                                     $99,131 $100,078  $105,817 $96,180  $94,440  $90,818  $88,535  $85,046  $84,601  $86,895
Loans                                       68,674   68,089    68,041  69,279   68,004   66,673   65,604   63,660   61,570   61,857
Loans held for sale or securitization        9,827   12,296    16,831   8,769    8,413    5,883    3,439    2,946    3,198    2,330
Securities (at fair value)                   8,800    9,036     9,859   8,539    8,758    9,468    9,904    9,656   10,719   13,783
Deposits                                    57,315   58,301    63,130  60,130   58,018   55,854   55,256   52,726   49,988   50,613
Common equity                                7,947    7,672     7,381   7,195    6,950    6,724    6,740    6,437    6,103    5,888
Total equity                                 7,948    7,672     7,381   7,202    6,980    6,754    6,770    6,467    6,133    5,918


Memo:
Mortgage loans held for sale                $9,827  $12,296   $15,553  $8,603   $8,413   $5,883   $3,031   $2,946   $3,198   $2,330
Commercial loans held for sale                   -        -        51     166        -        -        -        -        -        -
Automobile loans held for securitization         -        -       825       -        -        -        -        -        -        -
Credit card loans held for securitization        -        -       402       -        -        -      408        -        -        -
                                          ------------------ ----------------------------------- ----------------------------------
Total loans held for sale or
  securitization                            $9,827  $12,296   $16,831  $8,769   $8,413   $5,883   $3,439   $2,946   $3,198   $2,330

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                        SELECTED BALANCE SHEET AVERAGES
                                 ($ IN MILLIONS)

-----------------------------------------------------------------------------------------------------------------------------------

                                                 2002                       2001                              2000
                                          ------------------ ----------------------------------- ----------------------------------

                                           2nd Qtr  1st Qtr   4th Qtr 3rd Qtr  2nd Qtr  1st Qtr  4th Qtr  3rd Qtr  2nd Qtr  1st Qtr
                                          ------------------ ----------------------------------- ----------------------------------
AVERAGE PORTFOLIO LOANS
------------------------------------------
Commercial                                $25,127  $26,133  $27,060  $27,486  $27,532  $27,010  $26,132  $25,294  $24,379  $23,496
Real estate - commercial                    7,909    7,682    7,077    6,826    6,692    6,550    6,435    6,273    6,157    6,020
Real estate - residential                  15,161   14,932   14,722   14,274   13,484   13,533   12,876   11,627   11,470   10,901
Consumer                                   11,244   11,336   11,958   12,375   12,286   12,174   12,165   12,224   13,973   14,520
Credit card                                 1,810    1,780    2,202    2,198    2,139    2,113    2,383    2,487    2,514    2,336
Home equity                                 6,679    6,066    5,675    5,302    5,025    4,845    4,654    4,343    4,044    3,770
                                          ----------------- ----------------------------------- -----------------------------------
  TOTAL LOANS                             $67,930  $67,929  $68,694  $68,461  $67,158  $66,225  $64,645  $62,248  $62,537  $61,043
                                          ================= =================================== ===================================

Average Selected Portfolio Balances:

DEALER
   Floorplan loans (commercial)              $696     $631     $592     $594     $687     $755     $754     $758     $903     $938
   Automobile leases (consumer)               975    1,126    1,262    1,415    1,580    1,750    1,879    1,893    1,869    1,894
   Installment loans (consumer)             5,566    5,649    6,190    6,631    6,491    6,390    6,481    6,571    6,522    6,623
                                          -----------------------------------------------------------------------------------------
     TOTAL DEALER                          $7,237   $7,406   $8,044   $8,640   $8,758   $8,895   $9,114   $9,222   $9,294   $9,455
                                          ================= =================================== ===================================

ALTEGRA NONCONFORMING (real estate -
  residential)
   Altegra/Loan Zone originated loans      $2,301   $2,521   $3,191   $3,545   $3,812   $4,060   $3,962   $3,654   $3,360   $3,009
   First Franklin originated loans          6,962    6,273    5,216    4,326    3,408    3,030    2,273    1,408      735      179
                                          ----------------- ----------------------------------- -----------------------------------
     TOTAL ALTEGRA NONCONFORMING           $9,263   $8,794   $8,407   $7,871   $7,220   $7,090   $6,235   $5,062   $4,095   $3,188
                                          ================= =================================== ===================================

EDUCATION FINANCE
   Student loans (consumer)                  $746     $771     $567     $527     $663     $643     $493     $482   $2,400   $2,861
   Commercial loan (commercial)                 8      467      273      294      453      425      223       95        -        -
                                          ----------------- ----------------------------------- -----------------------------------
     TOTAL EDUCATION FINANCE                 $754   $1,238     $840     $821   $1,116   $1,068     $716     $577   $2,400   $2,861
                                          ================= =================================== ===================================

NATIONAL HOME EQUITY
   Revolving lines of credit (home equity) $1,335     $981     $725     $546     $421     $361     $309     $220     $147      $70
   Installment loans (consumer)               960      897      825      703      526      414      324      225      137       89
                                          ----------------- ----------------------------------- -----------------------------------
     TOTAL NATIONAL HOME EQUITY            $2,295   $1,878   $1,550   $1,249     $947     $775     $633     $445     $284     $159
                                          ================= =================================== ===================================

CREDIT CARD
   Credit card                               $767     $762   $1,182   $1,200   $1,177   $1,220   $1,539   $1,692   $1,764   $1,634
   Personal lines of credit                   478      483      513      511      511      492      490      481      468      460
   Business lines of credit                   565      535      507      487      451      401      354      314      282      242
                                          ----------------- ----------------------------------- -----------------------------------
    TOTAL CREDIT CARD                      $1,810   $1,780   $2,202   $2,198   $2,139   $2,113   $2,383   $2,487   $2,514   $2,336
                                          ================= =================================== ===================================

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                  SELECTED BALANCE SHEET AVERAGES (CONTINUED)
                                 ($ IN MILLIONS)

-----------------------------------------------------------------------------------------------------------------------------------

                                                 2002                       2001                              2000
                                          ------------------ ----------------------------------- ----------------------------------

                                          2nd Qtr  1st Qtr   4th Qtr 3rd Qtr  2nd Qtr  1st Qtr   4th Qtr  3rd Qtr  2nd Qtr  1st Qtr
                                          ------------------ ----------------------------------- ----------------------------------
AVERAGE SECURITIES (at cost)
----------------------------------------
Mortgage-backed securities                 $5,768   $5,959   $5,010   $4,880   $5,180   $5,397    $5,611   $6,078   $7,992   $9,196
Other investment securities                 2,213    2,186    2,603    2,677    2,844    3,333     3,154    3,921    4,275    4,593
                                          ----------------- -----------------------------------  -----------------------------------
  Total taxable securities                  7,981    8,145    7,613    7,557    8,024    8,730     8,765    9,999   12,267   13,789
Tax-exempt securities                         679      689      709      719      744      761       778      787      797      811
                                          ----------------- -----------------------------------  -----------------------------------
  TOTAL SECURITIES                         $8,660   $8,834   $8,322   $8,276   $8,768   $9,491    $9,543  $10,786  $13,064  $14,600
                                          ================= ===================================  ===================================

AVERAGE DEPOSITS
----------------------------------------
Noninterest bearing deposits              $12,760  $12,366  $12,526  $11,611  $11,550  $10,781   $10,682  $10,837  $10,934  $10,716
NOW and money market accounts              20,119   19,411   18,840   18,378   17,963   17,276    16,803   16,473   16,477   16,443
Savings accounts                            2,622    2,594    2,602    2,664    2,753    2,835     2,958    3,139    3,321    3,413
Consumer time deposits                     15,209   15,119   14,902   15,259   15,459   15,725    15,764   15,652   15,385   15,019
                                          ----------------- -----------------------------------  -----------------------------------
    Core deposits                          50,710   49,490   48,870   47,912   47,725   46,617    46,207   46,101   46,117   45,591
Brokered retail CDs                         2,644    3,609    5,052    4,858    4,920    3,666     1,984    1,733    1,757    1,699
Other deposits                                818      920    1,057    1,146    1,187    1,304     1,217    1,105    1,124    1,126
Foreign deposits                            5,372    6,792    5,757    4,847    4,241    2,390     3,275    2,974    2,862    3,400
                                          ----------------- -----------------------------------  -----------------------------------
  TOTAL DEPOSITS                          $59,544  $60,811  $60,736  $58,763  $58,073  $53,977   $52,683  $51,913  $51,860  $51,816
                                          ================= ===================================  ===================================

MEMO:
Noninterest bearing mortgage banking
   escrow and payoff balances              $1,543   $1,378   $1,448   $1,173   $1,182     $676      $478     $503     $496     $407

SELECTED RATIOS
----------------------------------------
Average loans to deposits                 114.08%  111.71%  113.10%  116.50%  115.64%  122.69%   122.71%  119.91%  120.59%  117.81%
Average loans to core deposits             133.96   137.26   140.56   142.89   140.72   142.06    139.90   135.03   135.61   133.89
Average loans to earning assets             77.37    73.37    76.88    79.52    79.93    83.03     83.56    81.50    79.13    77.88
Average securities to earning assets         9.86     9.54     9.31     9.61    10.44    11.90     12.34    14.12    16.53    18.63

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                              SECURITIZED BALANCES
                                 ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------------------

                                               2002                       2001                              2000
                                        ------------------ ----------------------------------- -------------------------------------

                                        2ND QTR  1ST QTR   4TH QTR 3RD QTR  2ND QTR  1ST QTR   4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                        ------------------ ----------------------------------- -------------------------------------
CREDIT CARD LOANS:

Managed credit card loans:
  Average balances:
     Loans held in portfolio*             $766.6   $761.8  $1,182.1 $1,199.7 $1,177.1 $1,220.1  $1,538.7 $1,692.7 $1,764.2 $1,634.3
     Loans held for securitization             -    141.7       4.0        -        -    131.3       4.0        -        -        -
     Loans securitized                   1,450.0  1,308.3   1,025.0  1,025.0  1,025.0    874.1     685.3    451.5    321.4    438.4
                                        ------------------ ------------------------------------ ------------------------------------
        TOTAL AVERAGED MANAGED CREDIT
          CARD LOANS*                    2,216.6  2,211.8   2,211.1  2,224.7  2,202.1  2,225.5   2,228.0  2,144.2  2,085.6  2,072.7

  End of period balances:
     Loans held in portfolio*             $818.6   $711.6    $839.1 $1,188.9 $1,212.1 $1,157.8  $1,285.4 $1,440.0 $1,831.9 $1,689.3
     Loans held for securitization             -        -     402.3        -        -        -     407.9        -        -        -
     Loans securitized                   1,450.0  1,450.0   1,025.0  1,025.0  1,025.0  1,025.0     630.0    747.5    265.0    382.5
                                        ------------------ ------------------------------------ ------------------------------------
       TOTAL MANAGED CREDIT CARD LOANS*  2,268.6  2,161.6   2,266.4  2,213.9  2,237.1  2,182.8   2,323.3  2,187.5  2,096.9  2,071.8

AUTOMOBILE LOANS:

Managed automobile loans:**
  Average balances:
     Loans held in portfolio            $3,257.3 $3,314.9  $3,991.8 $4,415.7 $4,343.4 $4,278.1
     Loans held for securitization             -  1,007.0     476.0        -        -        -
     Loans securitized                   1,059.5     37.0         -        -        -        -
                                        ------------------ ------------------------------------
        TOTAL AVERAGED MANAGED
          AUTOMOBILE LOANS               4,316.8  4,358.9   4,467.8  4,415.7  4,343.4  4,278.1

  End of period balances:
     Loans held in portfolio            $3,306.0 $3,216.4  $3,576.0 $4,450.0 $4,339.2 $4,280.7
     Loans held for securitization             -        -     824.4        -        -        -
     Loans securitized                   1,016.2  1,111.0         -        -        -        -
                                        ------------------ ------------------------------------
        TOTAL MANAGED AUTOMOBILE LOANS   4,322.2  4,327.4   4,400.4  4,450.0  4,339.2  4,280.7

* Excludes certain personal and business lines of credit included in the credit card totals presented elsewhere in this document
**   Represents managed portfolio of indirect prime automobile loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                                STOCKHOLDER DATA
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

-----------------------------------------------------------------------------------------------------------------------------------

                                                 2002                       2001                              2000
                                          ------------------ ----------------------------------- ----------------------------------

                                          2ND QTR  1ST QTR   4TH QTR 3RD QTR  2ND QTR  1ST QTR   4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                          ------------------ ----------------------------------- ----------------------------------
Per common share:
  Basic net income                           $.65     $.73      $.57    $.59     $.58     $.56      $.50      $.55     $.56    $.53
  Diluted net income                          .63      .73       .57     .58      .57      .55       .50       .54      .56     .53
  Trailing four quarters basic net
    income                                   2.54     2.47      2.30    2.23     2.19     2.17      2.14      2.20     2.23    2.23
  Trailing four quarters diluted net
    income                                   2.51     2.45      2.27    2.20     2.16     2.15      2.13      2.18     2.21    2.21
  Dividend declared                          .295     .295      .295    .295     .285     .285      .285      .285     .285       -
  Dividend paid                              .295     .295      .295    .295     .285     .285      .285      .285     .285    .285
Dividend payout ratio*                      46.83%   40.41%    51.75%  50.86%   50.00%   51.82%    57.00%    52.78%   50.89%    n/a
Dividend yield (annualized)**                3.55     3.84      4.04    3.94     3.70     4.26      3.97      5.18     6.68    5.53
P/E ratio***                                13.25x   12.56x    12.88x  13.61x   14.25x   12.44x    13.50x    10.09x    7.72x   9.33x

Average basic shares outstanding****      609,336  607,815   606,940 605,005  601,529  600,889   608,523   608,277  606,928 605,766
Average diluted shares outstanding****    616,793  614,042   612,984 613,829  610,782  610,100   615,467   613,232  611,070 610,694
Ending common shares outstanding****      610,479  608,395   607,355 606,005  603,093  600,750   609,189   608,398  607,434 606,228

Common stock price:
  High                                     $33.75   $31.16    $30.30  $32.70   $30.86   $30.31    $29.75    $23.13   $22.75  $23.56
  Low                                       29.60    26.31     26.15   26.00    25.56    23.69     18.50     17.19    16.00   17.19
  Close                                     33.25    30.76     29.24   29.95    30.78    26.75     28.75     22.00    17.06   20.63

Book value per common share                $13.02   $12.61    $12.15  $11.87   $11.52   $11.19    $11.06    $10.58   $10.05   $9.71
Tangible book value per common share        11.12    10.70     10.23    9.91     9.52     9.23      9.09      8.54     7.97    7.59
Other comprehensive income (loss) per
  share                                       .15      .12       .12     .11      .08      .05       .10      (.16)    (.43)   (.47)

Market to book value                        255.4%   243.9%    240.7%  252.3%   267.2%   239.1%    259.9%    207.9%   169.8%  212.5%

Market capitalization of common stock     $20,298  $18,714   $17,759 $18,150  $18,563  $16,070   $17,514   $13,385  $10,363 $12,506

Common dividends declared                  $179.6   $179.2    $179.0  $178.4   $171.3   $171.1    $173.4    $173.2   $173.0       -
Preferred dividends declared                    -        -         -      .1       .4       .5        .4        .4       .5       -

Common dividends paid                      $179.6   $179.2    $179.7  $177.7   $171.3   $171.1    $173.4    $173.1   $172.9  $172.9
Preferred dividends paid                        -        -        .2      .4       .4       .5        .4        .5       .4      .5


*    Dividend declared divided by diluted net income per common share
**   Dividend declared (annualized) divided by quarter-end stock price
*** Quarter-end stock price divided by trailing-four-quarters diluted net income per common share
**** In thousands

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                           CAPITALIZATION (PERIOD END)
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

-----------------------------------------------------------------------------------------------------------------------------------

                                        2002                           2001                                   2000
                                ------------------- --------------------------------------- ----------------------------------------

                                  2nd Qtr   1st Qtr   4th Qtr   3rd Qtr   2nd Qtr   1st Qtr   4th Qtr   3rd Qtr   2nd Qtr   1st Qtr
                                ------------------- --------------------------------------- ----------------------------------------
FUNDING
--------------------------------
LONG-TERM DEBT:
Total parent company debt        $1,922.7  $1,959.8  $1,968.7  $2,008.7  $1,948.3  $1,962.7  $1,960.5  $1,960.9  $1,960.5  $2,060.3
Subsidiary debt:
  Subordinated debt               1,701.3   1,631.0   1,654.8   1,189.3   1,141.8   1,148.9   1,118.8   1,118.6   1,118.4   1,119.2
  Senior bank notes              11,553.9  12,170.0   9,761.7   9,553.7   9,480.8   8,981.2  11,654.3   9,495.0  10,140.8  10,790.6
  Capital securities                180.0     180.0     180.0     180.0     180.0     180.0     180.0     180.0     180.0     180.0
  FHLB advances and other         3,746.6   3,749.7   3,751.0   3,751.1   3,742.8   3,236.7   3,231.2   2,881.1   2,757.2   2,833.0
                                ------------------- --------------------------------------- ----------------------------------------
    Total subsidiary debt        17,181.8  17,730.7  15,347.5  14,674.1  14,545.4  13,546.8  16,184.3  13,674.7  14,196.4  14,922.8
                                ------------------- --------------------------------------- ----------------------------------------
  TOTAL LONG-TERM DEBT          $19,104.5 $19,690.5 $17,316.2 $16,682.8 $16,493.7 $15,509.5 $18,144.8 $15,635.6 $16,156.9 $16,983.1
                                =================== ======================================= ========================================

BORROWED FUNDS:
U.S. Treasury demand notes       $6,285.5    $577.8  $8,190.6  $1,065.6  $2,872.1    $792.8    $413.9  $1,583.2  $6,168.4  $4,304.1
Commercial paper and other          373.8     531.5     388.1     470.2     613.8     851.5     489.8     700.1     806.4   1,236.7
                                ------------------- --------------------------------------- ----------------------------------------
  TOTAL BORROWED FUNDS           $6,659.3  $1,109.4  $8,578.7  $1,535.8  $3,485.9  $1,644.3    $903.7  $2,283.3  $6,974.8  $5,540.8
                                =================== ======================================= ========================================

STOCKHOLDERS' EQUITY
--------------------------------
Preferred stock                       $.7       $.7       $.7      $7.6     $29.5     $30.0     $30.0     $30.0     $30.0     $30.0
Common stock                      7,947.1   7,671.5   7,380.5   7,194.5   6,950.4   6,724.0   6,739.8   6,437.4   6,103.5   5,887.6
                                ------------------- --------------------------------------- ----------------------------------------
  TOTAL STOCKHOLDERS' EQUITY     $7,947.8  $7,672.2  $7,381.2  $7,202.1  $6,979.9  $6,754.0  $6,769.8  $6,467.4  $6,133.5  $5,917.6
                                =================== ======================================= ========================================

ACCUMULATED OTHER COMPREHENSIVE
  INCOME, NET OF TAX:
SFAS 115 unrealized gain (loss),
  net                              $173.2     $82.8    $105.7    $173.2    $100.7     $84.6     $60.6    ($96.9)  ($258.3)  ($286.6)
SFAS 133 unrealized loss, net       (82.8)    (12.7     (33.4)   (106.8)    (52.2)    (52.1)        -         -         -         -
  TOTAL ACCUMULATED OTHER
    COMPREHENSIVE               ------------------- --------------------------------------- ----------------------------------------
    INCOME, NET OF TAX              $90.4     $70.1     $72.3     $66.4     $48.5     $32.5     $60.6    ($96.9)  ($258.3)  ($286.6)
                                =================== ======================================= ========================================

STOCK REPURCHASE ACTIVITY
--------------------------------
Number of shares repurchased            -         -         -         -         -       9.3        .1        .2         -       2.2
Average price of repurchased
  shares                                -         -         -         -         -    $17.84    $21.02    $20.60         -    $21.93
Total cost                              -         -         -         -         -    166.20      2.20      5.10         -     47.10
Shares remaining under
  authorization                      15.6      15.6      15.6      15.6      15.6      15.6      24.9      25.0      25.2      25.2

SELECTED RATIOS AND OTHER
--------------------------------
Debt to equity                    240.37%   256.65%   234.60%   231.64%   236.30%   229.63%   268.03%   241.76%   263.42%   286.99%
Debt to total capitalization        70.62     71.96     70.11     69.85     70.26     69.66     72.83     70.74     72.48     74.16
Equity to assets                     8.02      7.67      6.98      7.49      7.39      7.44      7.65      7.60      7.25      6.81
Common equity to assets              8.02      7.67      6.98      7.48      7.36      7.40      7.61      7.57      7.21      6.78
Equity to assets (tangible)*         6.93      6.58      5.94      6.33      6.19      6.22      6.38      6.24      5.84      5.41
Common equity to assets
  (tangible)*                        6.93      6.58      5.94      6.32      6.16      6.19      6.34      6.20      5.81      5.38

Minority interest                   $65.2     $62.2     $58.3     $53.0     $48.4     $50.7     $46.6     $44.6     $42.8     $41.2


*    Period-end, less intangible assets

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CAPITALIZATION (PERIOD END) (CONTINUED)
                                 ($ IN MILLIONS)

-----------------------------------------------------------------------------------------------------------------------------------

                                        2002                           2001                                   2000
                                ------------------- --------------------------------------- ----------------------------------------

                                  2nd Qtr   1st Qtr   4th Qtr   3rd Qtr   2nd Qtr   1st Qtr   4th Qtr   3rd Qtr   2nd Qtr   1st Qtr
                                ------------------- --------------------------------------- ----------------------------------------
RISK-BASED CAPITAL
--------------------------------
Tier 1 capital                   $6,812.4  $6,546.2  $6,268.7  $6,100.2  $5,855.1  $5,686.2  $5,636.5  $5,554.7  $5,357.6  $5,147.4
Total risk-based capital         10,519.0  10,323.9  10,135.4   9,470.5   9,264.4   9,160.7   9,191.1   9,157.7   8,977.0   8,645.5
Risk-weighted assets             85,847.2  85,409.3  89,653.5  84,063.0  82,957.2  80,087.0  80,274.9  76,208.6  75,250.1  73,892.2

Tier 1 capital ratio                7.94%     7.66%     6.99%     7.26%     7.06%     7.10%     7.02%     7.29%     7.12%     6.97%
Total risk-based capital ratio      12.25     12.09     11.31     11.27     11.17     11.44     11.45     12.03     11.93     11.70
Leverage ratio                       7.05      6.49      6.45      6.55      6.46      6.59      6.70      6.67      6.23      6.05

BANK STOCK FUND
--------------------------------
Cost basis of investments          $155.4    $272.4    $399.9    $351.0    $381.4    $337.3    $569.7    $650.5    $745.1    $721.0
Unrealized gains (losses), net       (2.0)     23.9      44.9      29.1      64.3      33.9      99.1      41.6     (65.9)      0.3
                                 ------------------- --------------------------------------- ---------------------------------------
  FAIR VALUE OF INVESTMENTS        $153.4    $296.3    $444.8    $380.1    $445.7    $371.2    $668.8    $692.1    $679.2    $721.3
                                 =================== ======================================= =======================================

INTANGIBLE ASSETS
--------------------------------
Goodwill                         $1,078.3  $1,078.3  $1,086.0  $1,103.2  $1,116.6  $1,106.4  $1,124.0  $1,157.0  $1,175.9  $1,193.1
Core deposit intangibles             34.7      37.9      33.4      36.0      38.5      41.1      43.7      46.2      48.8      51.4
Credit card intangibles               4.1       2.6       2.9       3.2       3.5       3.5       3.8       4.6       5.5       6.4
Other intangibles                    41.7      43.4      45.1      44.1      48.5      28.6      29.8      31.1      32.3      33.4
                                 ------------------- --------------------------------------- ---------------------------------------
  TOTAL INTANGIBLE ASSETS        $1,158.8  $1,162.2  $1,167.4  $1,186.5  $1,207.1  $1,179.6  $1,201.3  $1,238.9  $1,262.5  $1,284.3
                                 =================== ======================================= =======================================

Memo:
Parent Company investment in
  subsidiaries                   $9,082.1  $9,289.0  $8,798.1  $8,862.8  $8,655.6  $8,408.9  $7,887.3  $7,626.1  $7,477.2  $7,200.6
Parent Company intangible assets     58.6      58.6      58.6      91.2      76.4      78.1      79.9      81.6      83.3      85.0
Double leverage ratio *            1.15 x    1.22 x    1.20 x    1.24 x    1.25 x    1.26 x    1.18 x    1.19 x    1.23 x    1.23 x

* Parent Company investment in subsidiaries and intangible assets divided by consolidated equity

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                              NET INTEREST MARGIN

------------------------------------------------------------------------------------------------------------------------------------

                                               2002                       2001                              2000
                                        ------------------ ----------------------------------- -------------------------------------

                                        2nd Qtr  1st Qtr   4th Qtr 3rd Qtr  2nd Qtr  1st Qtr   4th Qtr  3rd Qtr  2nd Qtr  1st Qtr
                                        ------------------ ----------------------------------- -----------------------------------
EARNING ASSETS
  Loans*:
     Commercial                           4.94%   4.92%     5.40%    6.59%    7.32%    8.44%    9.10%    9.01%    8.80%    8.39%
     Real estate - commercial             6.81    6.90      7.27     7.89     8.18     8.57     8.84     8.94     8.82     8.73
     Real estate - residential            7.54    7.30      7.42     8.03     7.86     8.32     8.49     8.43     8.28     8.00
     Consumer                             8.40    8.49      8.53     8.66     8.78     8.83     8.73     8.61     8.42     8.39
     Credit Card                          9.64    9.70     10.72    11.60    12.21    13.62    14.13    14.32    13.81    13.38
     Home equity                          5.04    5.06      6.15     7.16     8.04     9.40     9.58     9.71     9.19     8.85
                                        ---------------  -----------------------------------  ----------------------------------
       Total loans                        6.59    6.58      6.90     7.65     7.98     8.72     9.08     9.05     8.82     8.56
  Securities available for sale,
    at cost:
     Taxable                              6.63    6.56      5.59     6.08     6.23     6.13     6.20     6.19     6.24     6.27
     Tax-exempt                           8.15    8.16      8.18     8.17     8.13     8.08     8.08     8.07     8.13     8.19
                                        ---------------  -----------------------------------  ----------------------------------
       Total securities
         available for sale               6.75    6.69      5.81     6.26     6.39     6.29     6.35     6.33     6.35     6.38
  Federal funds sold, security
    resale agreements and other
    investments                           4.48    4.73      5.38     6.07     5.24     9.04     9.44     8.73     7.51     6.88
                                        ---------------  -----------------------------------  ----------------------------------
RATE ON EARNING ASSETS                    6.59    6.58      6.79     7.51     7.79     8.44     8.74     8.67     8.41     8.14

INTEREST BEARING LIABILITIES
  NOW and money market accounts           1.48    1.50      1.83     2.54     3.06     3.78     4.01     3.93     3.64     3.43
  Savings accounts                         .85     .90      1.06     1.29     1.41     1.53     1.66     1.67     1.66     1.67
  Consumer time deposits                  4.38    4.59      4.93     5.36     5.74     5.95     6.02     5.85     5.62     5.38
  Other deposits                          1.86    1.87      2.68     3.91     4.68     5.85     6.58     6.46     6.13     5.84
  Foreign deposits                        1.91    1.88      2.22     3.56     4.21     5.44     6.47     6.48     6.22     5.64
  Federal funds borrowed                  2.32    2.24      2.63     3.71     4.50     6.02     6.75     6.57     6.56     5.95
  Security repurchase agreements          1.07    1.07      1.35     2.46     3.21     4.53     5.47     5.42     5.18     4.80
  Borrowed funds                          1.66    1.55      1.65     3.56     4.43     6.12     6.85     6.60     6.19     5.57
  Long-term debt and capital
    securities                            3.07    3.25      3.81     4.75     5.51     6.36     6.96     7.00     6.67     6.37
                                        ---------------  -----------------------------------  ----------------------------------
RATE ON INTEREST BEARING
  LIABILITIES                             2.54    2.57      2.96     3.84     4.44     5.23     5.62     5.53     5.30     5.00

NET INTEREST SPREAD                       4.05    4.01      3.83     3.67     3.35     3.21     3.12     3.14     3.11     3.14
Contribution of noninterest
  bearing sources of funds                 .37     .35       .42      .53      .63      .71      .78      .76      .69      .65
                                        ---------------  -----------------------------------  ----------------------------------
NET INTEREST MARGIN                       4.42%   4.36%     4.25%    4.20%    3.98%    3.92%    3.90%    3.90%    3.80%    3.79%
                                        ===============  ===================================  ==================================

*    Includes loans held for sale or securitization

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                               NONINTEREST INCOME
                                ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------------------

                                               2002                       2001                              2000
                                        ------------------ ----------------------------------- -------------------------------------

                                        2nd Qtr  1st Qtr   4th Qtr 3rd Qtr  2nd Qtr  1st Qtr   4th Qtr  3rd Qtr  2nd Qtr  1st Qtr
                                        ------------------ ----------------------------------- -------------------------------------
Mortgage banking revenue                $247.5   $195.2    $160.2   $125.8   $114.9   $124.4   $109.6    $110.5   $147.6  $111.3
Deposit service charges                  125.8    118.8     122.7    117.3    117.5    111.8    113.0     115.4    108.1   106.3
Payment processing revenue               111.7    108.8     122.2    120.3    115.7    106.4    118.8     112.1    107.3   101.2
Trust and investment management fees      85.1     77.6      72.5     79.4     86.0     81.9     81.1      79.8     90.1    83.6
Card-related fees                         31.9     32.1      43.6     42.7     38.5     44.7     44.5      41.1     38.6    36.8
Other service fees                        30.7     21.6      26.6     36.6     25.8     26.2     24.3      24.0     30.9    24.3
Brokerage revenue                         30.8     27.1      28.1     22.3     23.7     23.4     23.4      23.2     24.6    27.0
Ineffective hedge and other derivative
  gains, net*                              1.7     10.9      14.6      4.8      8.8      8.6      6.1       2.8      4.2     5.2
Venture capital investment gains
  (losses), net                           (1.9)    (1.9)     (3.8)    (5.8)     7.3      0.4     26.7      (0.5)     2.7     8.2
Student loan sale gains (losses), net     10.3      0.3      (1.3)     5.0      0.3      1.3      0.5       0.9     75.7     1.3
Demutualization gains on insurance
  company holdings                           -        -      20.0        -        -        -        -         -        -       -
Initial gains from the securitization
  of credit card receivables                 -     24.8         -        -        -     20.6        -      27.2        -       -
Initial gain from the securitization
  of automobile receivables                  -     25.3         -        -        -        -        -         -        -       -
Consideration from the sale of NAMCO
  preferred shares                         5.1        -         -        -     88.8        -        -         -        -       -
All other                                 50.6     50.3      49.9     48.8     54.7     48.8     56.8      54.4     44.5    52.2
                                        ----------------  -----------------------------------  ----------------------------------
  TOTAL FEES AND OTHER INCOME            729.3    690.9     655.3    597.2    682.0    598.5    604.8     590.9    674.3   557.4
Bank stock fund                           41.7     48.4         -     21.1     17.4     84.9     50.3      25.8     15.6    21.1
Other securities                           2.3      5.1      18.5      0.1     (0.4)     3.2      0.4       1.7    (58.4)    0.4
                                        ----------------  -----------------------------------  ----------------------------------
  TOTAL SECURITIES GAINS (LOSSES), NET    44.0     53.5      18.5     21.2     17.0     88.1     50.7      27.5    (42.8)   21.5
                                        ----------------  -----------------------------------  ----------------------------------
    TOTAL NONINTEREST INCOME            $773.3   $744.4    $673.8   $618.4   $699.0   $686.6   $655.5    $618.4   $631.5  $578.9
                                        ================  ===================================  ==================================


* Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue

                              NONINTEREST EXPENSE
                                ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------------------

                                               2002                       2001                              2000
                                        ------------------ ----------------------------------- -------------------------------------

                                        2nd Qtr  1st Qtr   4th Qtr 3rd Qtr  2nd Qtr  1st Qtr   4th Qtr  3rd Qtr  2nd Qtr  1st Qtr
                                        ------------------ ----------------------------------- -------------------------------------
Salaries, benefits, and other
  personnel                             $445.4   $444.3    $448.9   $418.2   $432.8   $410.4   $413.1    $406.0   $401.3  $406.9
Equipment                                 61.3     62.3      64.7     53.6     60.7     60.0     58.0      56.0     57.8    57.7
Net occupancy                             55.3     54.8      53.6     52.2     53.5     53.5     52.0      52.7     51.8    52.7
Third-party services                      59.7     53.6      60.3     49.9     50.0     43.6     52.6      51.2     48.5    45.1
Card processing                           52.1     53.8      57.5     50.3     47.6     43.5     48.6      40.4     40.5    38.2
Goodwill and other intangible asset
  amortization                             5.2      5.2      21.6     21.9     21.0     21.1     21.9      22.0     22.0    22.1
Telecommunications                        22.1     21.4      21.1     21.3     20.9     21.3     22.1      20.5     18.4    20.3
Marketing and public relations            75.4     26.1       7.1     23.6     24.1     16.5     18.8      18.8     23.4    22.7
Postage                                   17.4     18.8      18.2     17.1     18.9     18.5     17.1      18.2     18.7    17.6
Travel and entertainment                  14.6     14.1      15.9     14.1     14.0     13.6     16.0      14.8     15.1    13.6
Supplies                                  12.6     12.7      15.6     13.5     13.8     12.7     12.3      11.5     13.0    13.0
State and local taxes                     14.4     17.2      12.4     13.0     13.6     13.4     10.4      12.9      8.1     7.7
FDIC assessments                           2.5      2.4       2.5      2.5      2.4      2.4      2.5       2.5      2.5     2.2
OREO expense, net                          6.0      4.8       4.3      2.0      1.4       .7       .2       (.1)      .1      .3
Automobile lease residual value
  write-downs                             37.7     13.2      13.4      2.4     18.1     33.5     26.0         -     15.0       -
Impairment, fraud and other losses,
  net                                     52.6     20.3      23.5     25.0     21.5      9.9     53.9      27.7     21.5    10.7
All other                                 39.6     49.9      43.7     34.9     25.8     30.4     28.9      30.2     27.4    28.3
                                        ----------------  -----------------------------------  ----------------------------------
 TOTAL NONINTEREST EXPENSE              $973.9   $874.9    $884.3   $815.5   $840.1   $805.0   $854.4    $785.3   $785.1  $759.1
                                        ================  ===================================  ==================================

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                                   EMPLOYEES*

------------------------------------------------------------------------------------------------------------------------------------

                                               2002                       2001                              2000
                                        ------------------ ----------------------------------- -------------------------------------

                                        2nd Qtr  1st Qtr   4th Qtr 3rd Qtr  2nd Qtr  1st Qtr   4th Qtr  3rd Qtr  2nd Qtr  1st Qtr
                                        ------------------ ----------------------------------- -------------------------------------
LINE OF BUSINESS STAFF:
  Retail Sales and Distribution          11,648   11,704   11,788   11,668  11,867   11,693    11,719   11,779   12,273   12,298
  Wholesale Banking                       2,135    2,120    2,145    2,162   2,206    2,173     2,217    2,217    2,207    2,194
  Consumer Finance                        2,361    2,212    2,118    2,074   1,989    2,104     2,124    2,142    2,266    2,274
  Asset Management                        1,987    2,006    2,094    2,135   2,163    2,214     2,247    2,236    2,240    2,257
  National City Mortgage                  5,657    5,596    5,451    4,935   4,851    4,507     4,174    4,234    4,274    4,246
  National Processing                     1,859    1,882    2,154    2,361   6,429    6,652     6,888    7,383    7,654    7,501

CORPORATE SUPPORT STAFF**                 6,511    6,556    6,610    6,598   6,648    6,656     6,728    6,775    6,790    6,688
                                        -----------------  ---------------------------------  -----------------------------------
  TOTAL EMPLOYEES                        32,158   32,076   32,360   31,933  36,153   35,999    36,097   36,766   37,704   37,458
                                        =================  =================================  ===================================

*    Represents period-end active, full-time equivalent employees

** Personnel expenses associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                                 CREDIT QUALITY
                                ($ IN MILLIONS)


------------------------------------------------------------------------------------------------------------------------------------

                                                 2002                        2001                              2000
                                          ----------------- ----------------------------------- ------------------------------------

                                           2nd Qtr 1st Qtr   4th Qtr  3rd Qtr  2nd Qtr  1st Qtr  4th Qtr 3rd Qtr  2nd Qtr   1st Qtr
                                          ----------------- ----------------------------------- ------------------------------------
LOAN LOSS ALLOWANCE
--------------------------------------
Beginning loan loss allowance             $1,000.0    $997.3 $1,008.4   $989.9 $929.7   $928.6  $945.5   $970.3   $970.6   $970.5
Provision                                    165.5     188.6    209.0    160.0  152.9     83.4    81.4     70.4     68.7     66.3
Allowance related to loans acquired
   (sold or securitized)                         -      (4.5)   (72.5)    (2.4)     -       .9   (17.1)   (25.0)     (.3)       -
Net charge-offs:
  Commercial                                  67.7      98.4     57.0     68.4   33.2     24.4    23.6     15.0     21.4     18.5
  Real estate - commercial                     7.1       1.6      1.4      5.6    1.6      1.7     1.2       .7      2.4     (1.4)
  Real estate - residential                   18.5      23.0     24.9     12.8   11.2      9.8     6.4      6.0      5.9      5.2
  Consumer                                    20.6      34.7     38.3     34.0   24.6     27.5    26.8     26.3     17.9     23.4
  Credit card                                 17.5      20.0     21.9     15.2   19.6     18.5    21.7     21.9     19.8     20.0
  Home equity                                  3.6       3.7      4.1      3.1    2.5      1.3     1.5       .3      1.3       .4
                                          ------------------ ---------------------------------  ----------------------------------
Total net charge-offs                        135.0     181.4    147.6    139.1   92.7     83.2    81.2     70.2     68.7     66.2
                                          ------------------ ---------------------------------  ----------------------------------
Ending loan loss allowance                $1,030.5  $1,000.0   $997.3 $1,008.4 $989.9   $929.7  $928.6   $945.5   $970.3   $970.6
                                          ================== =================================  ==================================

MEMO:
Net charge-offs on:
  Securitized credit cards                   $18.3     $17.7    $13.4    $12.8  $14.3     $9.7    $6.7     $2.5     $3.2     $4.4
  Managed credit cards*                       29.3      31.7     29.1     21.7   30.3     24.3    24.9     20.3     19.9     21.2
  Securitized automobile loans                  .7         -        -        -      -        -
  Managed automobile loans**                   8.1      14.5     15.7     13.9    8.4     11.7

NET CHARGE-OFFS AS A
% OF AVERAGE LOANS (annualized)
--------------------------------------
Commercial                                   1.08%     1.53%     .84%     .99%   .48%     .37%    .36%     .24%     .35%     .32%
Real estate - commercial                       .37       .09      .07      .33    .10      .10     .07      .04      .16     (.09)
Real estate - residential                      .49       .62      .67      .36    .33      .29     .20      .21      .21      .18
Consumer                                       .74      1.24     1.27     1.09    .80      .93     .88      .86      .52      .65
Credit card                                   3.87      4.56     3.95     2.75   3.67     3.55    3.62     3.51     3.16     3.45
Home equity                                    .21       .25      .29      .23    .20      .11     .13      .03      .13      .04
                                          ------------------ ---------------------------------  ----------------------------------
  TOTAL NET CHARGE-OFFS                       .80%     1.08%     .85%     .81%   .55%     .51%    .50%     .45%     .44%     .44%
                                          ================== =================================  ==================================

Memo:
Securitized credit cards                     5.07%     5.49%    5.19%    4.95%  5.60%    4.50%   3.89%    2.20%    4.00%    4.04%
Managed credit cards*                        5.30%     5.81%    5.22%    3.88%  5.52%    4.43%   4.45%    3.77%    3.82%    4.11%
Securitized automobile loans                  .27%         -        -        -      -        -
Managed automobile loans**                    .75%     1.35%    1.39%    1.25%   .78%    1.11%

* Excludes certain personal and business lines of credit included in the credit card totals presented elsewhere in this document
**   Represents managed portfolio of indirect prime automobile loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                           CREDIT QUALITY (CONTINUED)
                                ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------------------

                                                 2002                        2001                              2000
                                          ----------------- ----------------------------------- ------------------------------------

                                           2nd Qtr 1st Qtr   4th Qtr  3rd Qtr  2nd Qtr  1st Qtr  4th Qtr 3rd Qtr  2nd Qtr   1st Qtr
                                          ----------------- ----------------------------------- ------------------------------------
NONPERFORMING ASSETS
----------------------------------------
Commercial                                $420.7   $368.3   $364.2   $354.1   $266.3   $216.5   $183.2   $170.8   $155.5   $138.6
Real estate - commercial                    57.2     53.3     63.9     56.1     56.1     57.1     67.0     69.3     75.5     76.2
Real estate - residential                  225.9    228.4    165.9    176.6    134.3    130.4    118.8     97.5     82.7     76.0
                                         -----------------  ----------------------------------  ----------------------------------
  Total nonperforming loans                703.8    650.0    594.0    586.8    456.7    404.0    369.0    337.6    313.7    290.8
Other real estate owned                     89.4     65.6     64.3     62.1     52.0     43.1     33.3     27.7     25.6     23.3
                                         -----------------  ----------------  -------  -------  -------------------------  -------
  TOTAL NONPERFORMING ASSETS              $793.2   $715.6   $658.3   $648.9   $508.7   $447.1   $402.3   $365.3   $339.3   $314.1
                                         =================  ==================================  ==================================

LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST
----------------------------------------
Commercial                                $ 64.0   $ 67.9   $ 57.9   $ 70.9   $103.0   $ 59.7   $ 50.0   $ 53.9   $ 55.3   $ 51.1
Real estate - commercial                    29.5     30.9     29.6     35.5     19.5     21.1     22.6     18.6     13.2     20.8
Real estate - residential                  385.0    381.3    396.9    380.0    307.0    300.7    229.6    198.3    141.9    139.1
Consumer                                    18.0     21.0     27.9     22.6     19.9     20.0     25.8     26.4     22.2     22.7
Credit card                                  7.4      7.8     12.4     11.1     10.2     11.6      6.1      6.6     10.4     11.7
Home Equity                                 15.2     16.9     17.0     10.1      8.4     10.0      7.7      6.5      6.4      4.6
                                         -----------------  ----------------------------------  ----------------------------------
  TOTAL LOANS 90+ DAYS PAST DUE           $519.1   $525.8   $541.7   $530.2   $468.0   $423.1   $341.8   $310.3   $249.4   $250.0
                                         =================  ==================================  ==================================

NPAs to loans and OREO                      1.15%    1.05%     .97%     .94%     .75%     .67%     .61%     .57%     .55%     .51%
NPAs to total assets                         .80      .72      .62      .67      .54      .49      .45      .43      .40      .36
Loan loss allowance to nonperforming
  loans                                   146.42   153.84   167.90   171.85   216.75   230.12   251.65   280.07   309.31   333.77
Loan loss allowance to period-end loans     1.50     1.47     1.47     1.46     1.46     1.39     1.42     1.49     1.58     1.57
Loan loss allowance (period-end) to
  annualized net charge-offs              190.26   135.90   170.37   182.63   266.34   275.62   288.19   339.40   352.32   365.85

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
               RETAIL SALES AND DISTRIBUTION PERFORMANCE MEASURES

------------------------------------------------------------------------------------------------------------------------------------

                                                 2002                        2001                              2000
                                          ----------------- ----------------------------------- ------------------------------------

                                           2nd Qtr 1st Qtr   4th Qtr  3rd Qtr  2nd Qtr  1st Qtr  4th Qtr 3rd Qtr  2nd Qtr   1st Qtr
                                          ----------------- ----------------------------------- ------------------------------------
DEPOSIT ACCOUNT METRICS
==========================================

Personal Deposits:

Number of accounts (in thousands):
     Personal noninterest bearing
       checking                           1,555.3   1,533.9 1,506.7  1,506.9  1,506.7  1,522.1  1,544.7  1,586.9  1,588.0  1,594.7
     Personal interest bearing checking     642.7     629.9   615.5    605.0    590.9    577.8    563.8    552.8    532.7    528.7
     Personal money market savings          415.5     406.3   392.2    389.0    383.9    375.7    366.7    369.4    374.3    375.2
     Personal regular savings               963.2     978.4   992.6  1,022.7  1,047.3  1,068.6  1,085.8  1,119.9  1,148.3  1,170.2
                                          ----------------- ----------------------------------  -----------------------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS 3,576.7   3,548.5 3,507.0  3,523.6  3,528.8  3,544.2  3,561.0  3,629.0  3,643.3  3,668.8
                                          ================= ==================================  ===================================

Average account size:
     Personal noninterest bearing checking $1,906    $1,871  $1,821   $1,837   $1,890   $1,845   $1,776   $1,801   $1,891   $1,827
     Personal interest bearing checking     8,459     8,232   7,986    7,829    7,942    7,973    8,018    8,122    8,490    8,515
     Personal money market savings         27,547    28,131  28,647   28,138   27,668   27,008   25,946   25,234   25,008   25,042
     Personal regular savings               2,415     2,368   2,332    2,332    2,370    2,386    2,437    2,519    2,613    2,629
                                          ----------------- ----------------------------------  -----------------------------------
          TOTAL AVERAGE ACCOUNT SIZE       $6,196    $6,111  $6,026   $5,889   $5,831   $5,638   $5,430   $5,368   $5,455   $5,415
                                          ================= ==================================  ===================================

BUSINESS DEPOSITS:

Number of accounts (in thousands)           263.8     261.5   258.3    257.2    257.8    257.5    256.7    262.6    264.8    267.4
Average account size                      $20,301   $20,191 $21,189  $20,427  $19,865  $19,332  $20,370  $19,697  $19,818  $19,615

TIME DEPOSITS:

Number of accounts (in thousands)           983.7     995.2 1,000.1  1,025.3  1,055.8  1,080.3  1,084.1  1,099.0  1,120.9  1,133.9
Average account size                      $15,044   $14,806 $14,485  $14,351  $14,249  $14,175  $14,156  $13,835  $13,435  $13,017


LOAN PRODUCTION METRICS (# of loans)
==========================================

Home equity installment loan originations  12,034    12,154  14,527   13,014   15,526    9,524   10,247   11,048   11,670    8,842
Revolving home equity loan originations    28,578    26,672  27,088   23,968   27,450   19,937   20,029   18,505   23,888   17,058
                                          ----------------- ----------------------------------  -----------------------------------
     TOTAL HOME EQUITY LOAN ORIGINATIONS*  40,612    38,826  41,615   36,982   42,976   29,461   30,276   29,553   35,558   25,900
                                          ================= ==================================  ===================================

CONFORMING MORTGAGE LOAN ORIGINATIONS**    10,360    11,276  19,280   12,105   15,185    8,866    6,191    6,252    6,443    4,474



BANK BRANCHES
==========================================

Traditional                                   654       653     646      645      648      652      654      693      763      833
Limited service                                20        20      27       28       74       74       75       74       76       77
In-store                                       73        74      81       81       83       83       83       85       92       92
Bank express                                  401       402     396      396      396      395      395      355      290      233
                                          ----------------- ----------------------------------  -----------------------------------
    TOTAL BANK BRANCHES                     1,148     1,149   1,150    1,150    1,201    1,204    1,207    1,207    1,221    1,235
                                          ================= ==================================  ===================================

ATMs                                        1,633     1,637   1,646    1,641    1,653    1,661    1,670    1,692    1,729    1,743

ONLINE BANKING CUSTOMERS                  401,414   343,234 275,900  224,344  174,369  138,033  108,142   85,344   56,195   28,499


*    Excludes National Home Equity loans generated by Consumer Finance
** Represents only those loans originated by Retail Sales and Distribution. Does not include loans originated by National City Mortgage Co. A portion of these loans are sold in the secondary market through National City Mortgage Co. - see affiliate bank originations in the Mortgage Banking section on page 17.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                                  TRUST ASSETS
                                ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------------------

                                              2002                        2001                              2000
                                       ----------------- ----------------------------------- ------------------------------------

                                        2nd Qtr 1st Qtr   4th Qtr  3rd Qtr  2nd Qtr  1st Qtr  4th Qtr 3rd Qtr  2nd Qtr   1st Qtr
                                       ----------------- ----------------------------------- ------------------------------------
Assets Under Administration
=======================================

  Managed assets:
     Value at beginning of period      $ 65,100  $65,149   $61,349  $63,777   $61,765  $66,155
     Estimated change due to market
       impact                            (3,184)     675     2,778   (2,735)    2,754   (3,355)
     Other activity, net                   (693)    (724)    1,022      307      (742)  (1,035)
                                       ------------------ ------------------------------------- ------------------------------------
     Value at end of period              61,223   65,100    65,149   61,349    63,777   61,765  $ 66,155 $ 63,933 $ 64,455 $ 63,884
                                       ------------------ ------------------------------------- ------------------------------------

  Non-managed assets:
     Value at beginning of period        83,464   82,669    78,637   82,913    80,439   84,900
     Estimated change due to market
       impact                            (2,879)   1,745     3,957   (4,169)    2,962   (3,348)
     Other activity, net                   (704)    (950)       75     (107)     (488)  (1,113)
                                       ------------------ ------------------------------------- ------------------------------------
     Value at end of period              79,881   83,464    82,669   78,637    82,913   80,439    84,900   87,627   87,090   83,511
                                       ------------------ ------------------------------------- ------------------------------------
     TOTAL ASSETS AT END OF PERIOD     $141,104 $148,564  $147,818 $139,986  $146,690 $142,204  $151,055 $151,560 $151,545 $147,395
                                       ================== ===================================== ====================================


  PROPRIETARY MUTUAL FUND ASSETS
    (INCLUDED ABOVE)                   $ 17,644 $ 17,781  $ 18,489 $ 16,417  $ 16,868 $ 16,443  $ 16,852 $ 16,204 $ 16,212 $ 16,600

ASSETS UNDER ADMINISTRATION
  REPRESENTED BY:
  Type of investment:
     Money market and other            $ 19,834 $ 20,194  $ 20,489 $ 18,830  $ 18,278 $ 16,702
     Equity                              58,822   66,086    65,707   60,504    66,853   63,955
     Fixed income                        62,448   62,284    61,622   60,652    61,559   61,547
                                       ------------------ -------------------------------------
        TOTAL                          $141,104 $148,564  $147,818 $139,986  $146,690 $142,204
                                       ================== =====================================

  Type of business:
     Investment management and personal
       trust                           $ 50,174 $ 53,120  $ 53,275 $ 50,221  $ 52,695 $ 51,618
     Corporate trust                     49,070   49,998    48,373   45,905    46,842   44,397
     Retirement plan services            17,248   18,936    19,773   19,086    19,989   19,372
     Charitable and endowment            12,765   13,735    13,789   13,195    14,817   14,541
     Other                               11,847   12,775    12,608   11,579    12,347   12,276
                                       ------------------ -------------------------------------
         TOTAL                         $141,104 $148,564  $147,818 $139,986  $146,690 $142,204
                                       ================== =====================================

PERCENTAGE OF ASSETS UNDER ADMINISTRATION
  REPRESENTED BY:
  Type of investment:
     Money market and  other                14%      14%       14%      13%       12%      12%
     Equity                                 42%      44%       44%      44%       46%      45%
     Fixed income                           44%      42%       42%      43%       42%      43%

  Type of business:
     Investment management and personal
       trust                                36%      36%       36%      36%       36%      36%
     Corporate trust                        35%      33%       33%      33%       32%      31%
     Retirement plan services               12%      13%       13%      14%       14%      14%
     Charitable and endowment                9%       9%        9%       9%       10%      10%
     Other                                   8%       9%        9%       8%        8%       9%

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                                MORTGAGE BANKING
                                ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------------------

                                                 2002                        2001                              2000
                                          ----------------- ----------------------------------- ------------------------------------

                                           2ND QTR 1ST QTR   4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR 3RD QTR  2ND QTR   1ST QTR
                                          ----------------- ----------------------------------- ------------------------------------
REVENUE COMPONENTS
------------------------------------------

Servicing:
    Net servicing fees                      $93.5   $88.3    $78.8     $69.9    $61.3    $60.8    $54.6    $52.7    $49.2   $47.7
    Amortization of mortgage servicing
      assets                                (77.5)  (69.1)   (60.9)    (50.3)   (45.2)   (40.2)   (35.2)   (32.4)   (29.0)  (26.7)
    Mortgage servicing asset impairment
     (charge) recovery                      (87.2)   13.0    (36.0)    (33.0)   (24.4)  (198.3)       -        -        -       -
    Servicing asset ineffective hedge
       and other derivative
       gains (losses), net                  112.5    23.5     60.4      51.6     (4.9)   221.4        -        -        -       -
    Gains on sales of servicing rights          -       -        -         -        -      3.0        -       .2     13.6       -
Conforming origination and sales revenue    162.8   125.7     91.6      84.6     98.5     78.1     89.0     83.5     79.4    68.4
Other                                           -       -        -         -        -        -     (6.6)      .1     12.7     5.2
                                          ---------------- ------------------------------------  ---------------------------------
    Total conforming revenue                204.1   181.4    133.9     122.8     85.3    124.8    101.8    104.1    125.9    94.6
Nonconforming origination and sales
  revenue                                    43.4    13.8     26.3       3.0     29.6      (.4)     7.8      6.4     21.7    16.7
                                          ---------------- ------------------------------------  ---------------------------------
   TOTAL MORTGAGE BANKING REVENUE          $247.5  $195.2   $160.2    $125.8   $114.9   $124.4   $109.6   $110.5   $147.6  $111.3
                                          ================ ====================================  =================================

PRODUCTION DATA
------------------------------------------

Conforming originations:
     Retail                                $5,036  $4,919   $7,328    $4,966   $5,236   $3,700   $2,535   $2,681   $2,640  $1,805
     Wholesale                              7,348   8,140   10,592     6,508    6,952    4,248    2,690    2,454    2,249   1,654
     Affiliate banks                        1,221   1,330    2,408     1,382    1,734      989      577      512      532     351
                                          ---------------- ------------------------------------  ---------------------------------
     Total conforming originations         13,605  14,389   20,328    12,856   13,922    8,937    5,802    5,647    5,421   3,810
Nonconforming originations (First
  Franklin)                                 1,248     626      466       803      655      541      212      316      629     481
                                          ---------------- ------------------------------------  ---------------------------------
   TOTAL LOANS ORIGINATED FOR SALE        $14,853 $15,015  $20,794   $13,659  $14,577   $9,478   $6,014   $5,963   $6,050  $4,291
                                          ================ ====================================  =================================

PERCENTAGE OF CONFORMING ORIGINATIONS
   REPRESENTED BY:
       Refinances                              46%     62%      60%       43%      47%      49%      26%      17%      17%     19%
       Government loans                        22%     18%      16%       21%      21%      24%      26%      30%      33%     31%
       Adjustable-rate loans                   12%      8%       6%        7%       4%       3%       3%       8%      16%     16%

NATIONAL ORIGINATOR RANKING*                            7        7         8        8       11       11        8        8       8

Conforming sales to secondary market      $15,390 $16,989  $12,152   $12,378  $10,374   $6,105   $5,137   $5,721   $3,741  $3,691
Nonconforming whole loan sales              1,247     635      890       225      852      103      356      299      669     672
                                          ---------------- ------------------------------------  ---------------------------------
   TOTAL MORTGAGE LOAN SALES              $16,637 $17,624  $13,042   $12,603  $11,226   $6,208   $5,493   $6,020   $4,410  $4,363
                                          ================ ====================================  =================================

MEMO:
Total First Franklin nonconforming loan
  originations                             $2,396  $2,009   $1,848    $1,900   $1,538   $1,015   $1,025   $1,187   $1,204  $1,063

* Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          MORTGAGE BANKING (CONTINUED)
                                ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------------------

                                                 2002                        2001                              2000
                                          ----------------- ----------------------------------- ------------------------------------

                                           2ND QTR 1ST QTR   4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR 3RD QTR  2ND QTR   1ST QTR
                                          ----------------- ----------------------------------- ------------------------------------
SERVICING  DATA
---------------------------------------

Servicing portfolio (UPB):

   Conventional                            $59,698  $54,223   $46,194
   Government                               20,890   19,242    17,988
   Jumbo and other                          13,962   11,741     9,748
                                          ------------------ ---------
  TOTAL MORTGAGE LOANS SERVICED FOR
    THIRD PARTIES                           94,550   85,206    73,930    70,148    62,246  57,102   54,826  51,277   49,344  47,071
  Conforming mortgage loans held for
    sale in warehouse*                       6,319    8,590     9,566     4,754     4,151   3,131    2,313   1,940    1,993   1,310
                                          ------------------ -----------------------------------------------------------------------
  TOTAL MORTGAGE LOANS SERVICED           $100,869  $93,796   $83,496   $74,902   $66,397 $60,233  $57,139 $53,217  $51,337 $48,381
                                          ================== =======================================================================

NATIONAL SERVICER RANKING**                              11        12        12        12      13       14      14       16      14

SERVICING PORTFOLIO METRICS***:
   Conventional:
       Number of loans                     498,212  458,132   411,846
       Average loan size                  $116,781 $113,618  $107,348
       Weighted-average note rate            6.97%    7.03%     7.19%
       Weighted-average servicing fee       32 bps   33 bps    32 bps
       Weighted-average age in months           21       22        25
       Default rate                          2.44%    2.57%     3.03%

   Government:
       Number of loans                     200,337  191,970   184,037
       Average loan size                  $102,528 $100,233   $97,741
       Weighted-average note rate            7.21%    7.31%     7.47%
       Weighted-average servicing fee       49 bps   50 bps    50 bps
       Weighted-average age in months           21       22        23
       Default rate                          8.58%    9.84%    12.21%

   Jumbo and other:
       Number of loans                      55,491   48,960    43,837
       Average loan size                  $348,248 $256,096  $228,454
       Weighted-average note rate            7.10%    7.20%     7.44%
       Weighted-average servicing fee       26 bps   26 bps    26 bps
       Weighted-average age in months           14       15        17
       Default rate                          2.40%    3.48%     3.90%

    Total portfolio:
       Number of loans                     754,040  699,062   639,720
       Average loan size                  $122,804 $118,781  $112,466
       Weighted-average note rate            7.04%    7.12%     7.29%
       Weighted-average servicing fee       35 bps   36 bps    36 bps
       Weighted-average age in months           20       21        23
       Default rate                          3.80%    4.38%     5.44%

MORTGAGE SERVICING ASSETS:
  Carrying value at beginning of period   $1,363.9 $1,135.7    $817.6  $1,007.4    $863.9  $999.7   $976.4  $948.7   $876.6  $785.0
  Additions                                  205.5    294.9     177.3     175.1     178.6   102.7     89.6    93.2     86.7    60.4
  Amortization                               (77.5)   (69.1)    (60.9)    (50.3)    (45.2)  (40.2)   (35.2)  (32.4)   (29.0)  (26.7)
  SFAS 133 basis adjustment                 (331.5)    (6.0)    240.7    (279.6)     36.1       -        -       -        -       -
  SFAS 140 impairment (charge) recovery      (87.2)    13.0     (36.0)    (33.0)    (24.4) (198.3)       -       -        -       -
  Sales                                       (4.8)    (4.6)     (3.0)     (2.0)     (1.6)      -        -   (29.0)     (.1)      -
  Other                                          -        -         -         -         -       -    (31.1)   (4.1)    14.5    57.9
                                          ------------------ ------------------------------------- ---------------------------------

  CARRYING VALUE AT END OF PERIOD         $1,068.4 $1,363.9  $1,135.7    $817.6  $1,007.4  $863.9   $999.7  $976.4   $948.7  $876.6
                                          ================== =====================================  ================================

* Represents only those loans set up on loan system (i.e. - excludes work-in-process).
** Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.
*** Represents metrics only for third party serviced loans for which a related servicing asset exists.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                               2002                           2001                                   YTD
                                        ------------------  ---------------------------------------------   ----------------------

                                        2ND QTR    1ST QTR   4TH QTR    3RD QTR     2ND QTR     1ST QTR       2002       2001
                                        ------------------  ---------------------------------------------   ----------  -----------
RETAIL SALES AND DISTRIBUTION

Net interest income (TE)                $384,959   $380,904   $399,322   $386,762   $384,600     $377,758     $765,863     $762,358
Provision for loan losses                 24,541     23,021     23,563     20,994     14,667       12,113       47,562       26,780
                                        ------------------  ---------------------------------------------   ----------  -----------

Net interest income after
  provision                              360,418    357,883    375,759    365,768    369,933      365,645      718,301      735,578
Noninterest income                       155,882    154,114    156,412    151,658    147,774      136,480      309,996      284,254
Noninterest expense                      294,275    290,889    315,973    293,917    286,134      278,414      585,164      564,548
                                        ------------------  ---------------------------------------------   ----------  -----------

Income before taxes                      222,025    221,108    216,198    223,509    231,573      223,711      443,133      455,284
Income tax expense and
  TE adjustment                           87,478     87,116     82,693     85,435     88,459       85,511      174,594      173,970
                                        ------------------  ---------------------------------------------   ----------  -----------

Net income                              $134,547   $133,992   $133,505   $138,074   $143,114     $138,200     $268,539     $281,314
                                        ==================  =============================================   ==========  ===========

Average assets (in millions)             $17,113    $17,693    $17,512    $17,266    $17,074      $16,685      $17,401      $16,880

WHOLESALE BANKING

Net interest income (TE)                $255,408   $246,880   $257,088   $260,011   $253,915     $243,215     $502,288     $497,130
Provision for loan losses                 83,576     94,004     55,355     98,860     38,771       25,020      177,580       63,791
                                        ------------------  ---------------------------------------------   ----------  -----------

Net interest income
  after provision                        171,832    152,876    201,733    161,151    215,144      218,195      324,708      433,339
Noninterest income                        80,526     72,357     74,826     78,859     78,604       70,969      152,883      149,573
Noninterest expense                      126,464    123,674    126,997    124,160    128,335      121,729      250,138      250,064
                                        ------------------  ---------------------------------------------   ----------  -----------

Income before taxes                      125,894    101,559    149,562    115,850    165,413      167,435      227,453      332,848
Income tax expense and
  TE adjustment                           49,271     39,683     56,350     43,667     62,113       63,036       88,954      125,149
                                        ------------------  ---------------------------------------------   ----------  -----------

Net income                               $76,623    $61,876    $93,212    $72,183   $103,300     $104,399     $138,499     $207,699
                                        ==================  =============================================   ==========  ===========

NON-CORE ITEMS (PRETAX)
Venture capital gains
  (losses)                               ($1,860)   ($1,907)   ($3,841)   ($5,756)    $7,340         $401      ($3,767)      $7,741
                                        ------------------  ---------------------------------------------   ----------  -----------

Total                                    ($1,860)   ($1,907)   ($3,841)   ($5,756)    $7,340         $401      ($3,767)      $7,741
                                        ==================  =============================================   ==========  ===========

NON-CORE ITEMS (AFTER TAX)
Venture capital gains
  (losses)                               ($1,209)   ($1,239)   ($2,497)   ($3,741)    $4,771         $261      ($2,448)      $5,032
                                        ------------------  ---------------------------------------------   ----------  -----------

Total                                    ($1,209)   ($1,239)   ($2,497)   ($3,741)    $4,771         $261      ($2,448)      $5,032
                                        ==================  =============================================   ==========  ===========

Average assets (in
  millions)                              $31,105    $31,471    $32,127    $32,189    $31,763      $31,186      $31,287      $31,476

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                               2002                           2001                                   YTD
                                        ------------------  ---------------------------------------------   ----------------------

                                        2ND QTR    1ST QTR   4TH QTR    3RD QTR     2ND QTR     1ST QTR       2002       2001
                                        ------------------  ---------------------------------------------   ----------  -----------
CONSUMER FINANCE

Net interest income (TE)                $241,619   $237,948   $214,491   $201,947   $186,425     $181,538     $479,567     $367,963
Provision for loan losses                 68,518     79,176    141,286     52,007    111,314       55,168      147,694      166,482
                                         ------------------  ---------------------------------------------   ----------  -----------

Net interest income after
  provision                              173,101    158,772     73,205    149,940     75,111      126,370      331,873      201,481
Noninterest income                        74,657     33,701     47,684     29,190     51,704       20,994      108,358       72,698
Noninterest expense                      148,292    115,240    121,133     96,665    112,106      120,120      263,532      232,226
                                         ------------------  ---------------------------------------------   ----------  -----------

Income before taxes                       99,466     77,233       (244)    82,465     14,709       27,244      176,699       41,953
Income tax expense (benefit)
  and TE adjustment                       39,189     30,430        (15)    31,000      5,592       10,293       69,619       15,885
                                         ------------------  ---------------------------------------------   ----------  -----------

Net income (loss)                        $60,277    $46,803      ($229)   $51,465     $9,117      $16,951     $107,080      $26,068
                                         ==================  =============================================   ==========  ===========

NON-CORE ITEMS (PRETAX)
Auto lease residual charge              ($37,682)  ($13,170)  ($13,398)   ($2,353)  ($18,132)    ($33,500)    ($50,852)    ($51,632)
Altegra loan loss provision                    -          -    (13,096)         -    (55,000)           -            -      (55,000)
                                         ------------------  ---------------------------------------------   ----------  -----------

Total                                   ($37,682)  ($13,170)  ($26,494)   ($2,353)  ($73,132)    ($33,500)    ($50,852)   ($106,632)
                                         ==================  =============================================   ==========  ===========

NON-CORE ITEMS (AFTER TAX)
Auto lease residual charge              ($24,493)   ($8,561)   ($8,709)   ($1,529)  ($11,786)    ($21,775)    ($33,054)    ($33,561)
Altegra loan loss provision                    -          -     (8,512)         -    (35,750)           -            -      (35,750)
                                         ------------------  ---------------------------------------------   ----------  -----------

Total                                   ($24,493)   ($8,561)  ($17,221)   ($1,529)  ($47,536)    ($21,775)    ($33,054)    ($69,311)
                                         ==================  =============================================   ==========  ===========

Average assets (in millions)             $23,785    $23,415    $22,029    $21,280    $20,648      $20,197      $23,601      $20,424

ASSET MANAGEMENT

Net interest income (TE)                 $25,583    $25,315    $28,284    $27,203    $27,385      $28,848      $50,898      $56,233
Provision for loan losses                  8,863      1,509      1,925        592      2,188          524       10,372        2,712
                                         ------------------  ---------------------------------------------   ----------  -----------

Net interest income after provision       16,720     23,806     26,359     26,611     25,197       28,324       40,526       53,521
Noninterest income                       114,331    104,950     97,332    101,954    111,591      106,611      219,281      218,202
Noninterest expense                       87,531     84,214     87,798     83,466     83,931       85,358      171,745      169,289
                                         ------------------  ---------------------------------------------   ----------  -----------

Income before taxes                       43,520     44,542     35,893     45,099     52,857       49,577       88,062      102,434
Income tax expense and TE adjustment      17,024     17,425     13,783     17,338     20,210       18,970       34,449       39,180
                                         ------------------  ---------------------------------------------   ----------  -----------

Net income                               $26,496    $27,117    $22,110    $27,761    $32,647      $30,607      $53,613      $63,254
                                         ==================  =============================================   ==========  ===========

Average assets (in millions)              $2,999     $3,024     $2,883     $2,749     $2,692       $2,672       $3,011       $2,682

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                               2002                           2001                                   YTD
                                        ------------------  ---------------------------------------------   ----------------------

                                        2ND QTR    1ST QTR   4TH QTR    3RD QTR     2ND QTR     1ST QTR       2002       2001
                                        ------------------  ---------------------------------------------   ----------  -----------
NATIONAL CITY MORTGAGE

Net interest income (TE)                $129,026   $150,714   $120,745    $79,032    $44,275      $12,960     $279,740      $57,235
Provision for loan losses                    400          -          -          -          -            -          400            -
                                         ------------------  ---------------------------------------------   ----------  -----------

Net interest income after provision      128,626    150,714    120,745     79,032     44,275       12,960      279,340       57,235
Noninterest income                       176,890    135,484    119,139     96,208     79,379      120,568      312,374      199,947
Noninterest expense                      125,289    125,410    125,071     97,170     78,622       86,113      250,699      164,735
                                         ------------------  ---------------------------------------------   ----------  -----------

Income before taxes                      180,227    160,788    114,813     78,070     45,032       47,415      341,015       92,447
Income tax expense and TE adjustment      66,710     59,523     42,614     29,007     16,731       17,602      126,233       34,333
                                         ------------------  ---------------------------------------------   ----------  -----------

Net income                              $113,517   $101,265    $72,199    $49,063    $28,301      $29,813     $214,782      $58,114
                                         ==================  =============================================   ==========  ===========


Average assets (in millions)             $12,463    $14,995    $12,828     $9,893     $8,418       $4,778      $13,781       $6,608

NATIONAL PROCESSING

Net interest income (TE)                  $1,258     $1,190     $1,593     $1,351     $1,948       $2,359       $2,448       $4,307
Provision for loan losses                      -          -          -          -          -            -            -            -
                                         ------------------  ---------------------------------------------   ----------  -----------

Net interest income after provision        1,258      1,190      1,593      1,351      1,948        2,359        2,448        4,307
Noninterest income                       112,493    109,778    122,256    120,373    115,820      106,917      222,271      222,737
Noninterest expense                       91,691     91,504     95,091     97,345    101,122       90,624      183,195      191,746
                                         ------------------  ---------------------------------------------   ----------  -----------

Income before taxes                       22,060     19,464     28,758     24,379     16,646       18,652       41,524       35,298
Income tax expense and TE adjustment       9,861      7,416     10,589      9,345      8,728        7,113       17,277       15,841
                                         ------------------  ---------------------------------------------   ----------  -----------

Net income                               $12,199    $12,048    $18,169    $15,034     $7,918      $11,539      $24,247      $19,457
                                         ==================  =============================================   ==========  ===========

NON-CORE ITEMS (PRETAX)
Charge related to closing operations
  in Mexico                              ($1,650)         -          -          -          -            -      ($1,650)           -
Recovery (loss) on divestiture                 -          -     $3,000          -    ($6,250)           -            -      ($6,250)
                                         ------------------  ---------------------------------------------   ----------  -----------

Total                                    ($1,650)         -     $3,000          -    ($6,250)           -      ($1,650)     ($6,250)
                                         ==================  =============================================   ==========  ===========

NON-CORE ITEMS (AFTER TAX)
Charge related to closing operations
  in Mexico                              ($2,350)         -          -          -          -            -      ($2,350)           -
Recovery (loss) on divestiture                 -          -     $1,900          -    ($6,150)           -            -      ($6,150)
                                         ------------------  ---------------------------------------------   ----------  -----------

Total                                    ($2,350)         -     $1,900          -    ($6,150)           -      ($2,350)     ($6,150)
                                         ==================  =============================================   ==========  ===========

Average assets (in millions)                $453       $442       $401       $420       $400         $415         $446         $407

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                               2002                           2001                                   YTD
                                        ------------------  ---------------------------------------------   ----------------------

                                        2ND QTR    1ST QTR   4TH QTR    3RD QTR     2ND QTR     1ST QTR       2002       2001
                                        ------------------  ---------------------------------------------   ----------  -----------
PARENT AND OTHER

Net interest expense (TE)               ($67,496)  ($37,601)  ($68,822)  ($50,996)  ($63,592)    ($67,450)   ($105,097)   ($131,042)
Benefit related to loan losses           (20,422)    (9,070)   (13,129)   (12,453)   (14,017)      (9,453)     (29,492)     (23,470)
                                         ------------------  ---------------------------------------------   ----------  -----------

Net interest expense after provision     (47,074)   (28,531)   (55,693)   (38,543)   (49,575)     (57,997)     (75,605)    (107,572)
Noninterest income                        58,545    134,009     56,168     40,243    113,979      124,131      192,554      238,110
Noninterest expense                      100,380     43,958     12,252     22,739     49,852       22,639      144,338       72,491
                                         ------------------  ---------------------------------------------   ----------  -----------

Income (loss) before taxes               (88,909)    61,520    (11,777)   (21,039)    14,552       43,495      (27,389)      58,047
Income tax expense (benefit) and
  TE adjustment                          (58,032)    (1,510)   (19,396)   (24,077)   (10,553)      39,601      (59,542)      29,048
                                         ------------------  ---------------------------------------------   ----------  -----------

Net income (loss)                       ($30,877)   $63,030     $7,619     $3,038    $25,105       $3,894      $32,153      $28,999
                                         ==================  =============================================   ==========  ===========

NON-CORE ITEMS (PRETAX)
COLI tax charge                                -          -          -          -          -     ($40,000)           -     ($40,000)
Consideration from sale of NAMCO
  preferred shares                        $5,136          -          -          -    $88,775            -       $5,136       88,775
Minority interest related to
  NPI (recovery) loss on divestiture           -          -      ($273)         -        831            -            -          831
Charitable foundation contribution       (52,825)         -                                                    (52,825)
Minority interest related to NPI
  charge for closing operations
  in Mexico                                  346          -                                                        346
Bank stock fund gains                     41,630    $48,427          -    $21,099     17,397       84,861       90,057      102,258
                                         ------------------  ---------------------------------------------   ----------  -----------

Total                                    ($5,713)   $48,427      ($273)   $21,099   $107,003      $44,861      $42,714     $151,864
                                         ==================  =============================================   ==========  ===========

NON-CORE ITEMS (AFTER TAX)
COLI tax charge                                -          -          -          -          -     ($40,000)           -     ($40,000)
Consideration from sale of NAMCO
  preferred shares                        $3,338          -          -          -    $57,704            -       $3,338       57,704
Minority interest related to
  NPI (recovery) loss on
  divestiture                                  -          -      ($273)         -        831            -            -          831
Charitable foundation contribution       (34,336)                                                              (34,336)
Minority interest related to NPI
  charge for closing operations
  in Mexico                                  346                                                                   346
Bank stock fund gains                     32,008     31,478          -    $13,715     11,309       55,159       63,486       66,468
                                         ------------------  ---------------------------------------------   ----------  -----------
Total                                     $1,356    $31,478      ($273)   $13,715    $69,844      $15,159      $32,834      $85,003
                                         ==================  =============================================   ==========  ===========

Average assets (in millions)             $10,003    $11,068    $10,648    $10,536    $10,941      $11,678      $10,476      $11,309

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                               2002                           2001                                   YTD
                                        ------------------  ---------------------------------------------   ----------------------
                                        2ND QTR    1ST QTR   4TH QTR    3RD QTR     2ND QTR     1ST QTR       2002       2001
                                        ------------------  ---------------------------------------------   ----------  -----------
CONSOLIDATED

Net interest income (TE)                $970,357 $1,005,350   $952,701   $905,310   $834,956     $779,228   $1,975,707   $1,614,184
Provision for loan losses                165,476    188,640    209,000    160,000    152,923       83,372      354,116      236,295
                                        ------------------  ---------------------------------------------   ----------  -----------

Net interest income after
  provision                              804,881    816,710    743,701    745,310    682,033      695,856    1,621,591    1,377,889
Noninterest income                       773,324    744,393    673,817    618,485    698,851      686,670    1,517,717    1,385,521
Noninterest expense                      973,922    874,889    884,315    815,462    840,102      804,997    1,848,811    1,645,099
                                        ------------------  ---------------------------------------------   ----------  -----------

Income before taxes                      604,283    686,214    533,203    548,333    540,782      577,529    1,290,497    1,118,311
Income tax expense and
  TE adjustment                          211,501    240,083    186,618    191,715    191,280      242,126      451,584      433,406
                                        ------------------  ---------------------------------------------   ----------  -----------

Net income                              $392,782   $446,131   $346,585   $356,618   $349,502     $335,403     $838,913     $684,905
                                        =================== =============================================   ==========  ===========

NON-CORE ITEMS (PRETAX)
Auto lease residual charge              ($37,682)  ($13,170)  ($13,398)   ($2,353)  ($18,132)    ($33,500)    ($50,852)    ($51,632)
COLI tax charge                                -          -          -          -          -      (40,000)           -      (40,000)
Venture capital gains (losses)            (1,860)    (1,907)    (3,841)    (5,756)     7,340          401       (3,767)       7,741
Altegra loan loss provision                    -          -    (13,096)         -    (55,000)           -            -      (55,000)
Consideration from sale of
  NAMCO preferred shares                   5,136          -          -          -     88,775            -        5,136       88,775
NPI (loss) recovery on
  divestiture, net                             -          -      2,727          -     (5,419)           -            -       (5,419)
Charitable foundation
  contribution                           (52,825)         -          -          -          -            -      (52,825)           -
NPI charge related to closing
  operations in Mexico, net               (1,304)         -          -          -          -            -       (1,304)           -
Bank stock fund gains                     41,630     48,427          -     21,099     17,397       84,861       90,057      102,258
                                        ------------------- ---------------------------------------------   ----------  -----------

Total                                   ($46,905)   $33,350   ($27,608)   $12,990    $34,961      $11,762     ($13,555)     $46,723
                                        =================== =============================================   ==========  ===========

NON-CORE ITEMS (AFTER TAX)
Auto lease residual charge              ($24,493)   ($8,561)   ($8,709)   ($1,529)  ($11,786)    ($21,775)    ($33,054)    ($33,561)
COLI tax charge                                -          -          -          -          -      (40,000)           -      (40,000)
Venture capital gains (losses)            (1,209)    (1,239)    (2,497)    (3,741)     4,771          261       (2,448)       5,032
Altegra loan loss provision                    -          -     (8,512)         -    (35,750)           -            -      (35,750)
Consideration from sale of
  NAMCO preferred shares                   3,338          -          -          -     57,704            -        3,338       57,704
NPI (loss) recovery on
  divestiture, net                             -          -      1,627          -     (5,319)           -            -       (5,319)
Charitable foundation
  contribution                           (34,336)         -          -          -          -            -      (34,336)           -
NPI charge related to closing
  operations in Mexico, net               (2,004)         -          -          -          -            -       (2,004)           -
Bank stock fund gains                     32,008     31,478          -     13,715     11,309       55,159       63,486       66,468
                                        ------------------- ---------------------------------------------   ----------  -----------

Total                                   ($26,696)   $21,678   ($18,091)    $8,445    $20,929      ($6,355)     ($5,018)     $14,574
                                        =================== =============================================   ==========  ===========



Average assets (in millions)             $97,921   $102,108    $98,428    $94,333    $91,936      $87,611     $100,003      $89,786